                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

                                VANECK VIP TRUST
               (Exact name of registrant as specified in charter)

                      666 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                      666 THIRD AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2017

Item 1. Report to Shareholders

ANNUAL REPORT December 31, 2017

VanEck VIP Trust

VanEck VIP Emerging Markets Fund

800.826.2333	vaneck.com

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2017.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?	To limit our sharing	Questions?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No	Call us at 800.826.2333. Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.	800.826.2333
For our marketing purposes—to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Associates Corporation, its affiliates and funds sponsored or managed by Van Eck (collectively “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Van Eck collect my personal information?

We collect your personal information, for example, when you

■  open an account or give us your income information

■  provide employment information or give us your contact information

■  tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes—information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include companies with a VanEck name such as Van Eck Securities Corporation and others such as MV Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information

California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.
Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

VANECK VIP EMERGING MARKETS FUND

December 31, 2017 (unaudited)

Dear Shareholder:

The Initial Class shares of the VanEck VIP Emerging Markets Fund (the “Fund”) returned 51.03% during the 12 month period ended December 31, 2017, and outperformed its benchmark, the MSCI Emerging Markets IMI Index (MSCI EM IMI),1 which gained 37.28% and the MSCI Emerging Markets Index, which was up 37.75%,2 over the same period.

In 2017, last year’s winners and losers—both by country and sector—were turned on their heads. In particular many large, cyclical, often commodity-based companies, having experienced a banner year in 2016, performed poorly again in 2017—as they had done for a number of years prior. Continuing to maintain a disciplined focus on structural growth and largely eschewing cyclicality served us well in 2017.

Growth led value in 2017, reversing 2016’s underperformance. Small caps, however, continued to underperform large caps in 2017. We are excited about the prospect for 2018 as we believe we are in the midst of an earnings up-cycle that may last for some time and which is coupled with reasonable valuations and a conducive macro environment.

Fund Review

China was the largest contributor to the Fund’s outperformance followed by Russia and India, while exposures to Turkey and cash both detracted. By sector, information technology, consumer discretionary, and financials added most value. Healthcare continued to struggle. Most of 2017’s outperformance came from large caps. Mid caps also contributed, while small caps’ contribution was flat.

Two of the Chinese investments are involved in the Internet sector. Tencent Holdings Ltd. and Alibaba Group Holding Ltd. (6.5% and 5.6% of Fund net assets, respectively†) both strengthened operations during the year. They maintained very visible growth (despite, or perhaps because of, their scale), and continued to offer exciting earnings growth prospects as their quasi-monopolistic positions (Tencent in social media and Alibaba in eCommerce) broadened and deepened. South Africa-based Naspers Limited (3.8% of Fund net assets†) not only continued to benefit from its substantial holding in Tencent, but also engaged in corporate activity to realize value. China Lodging Group Ltd. (2.2% of Fund net assets†) benefited from a successful capex program, including acquisitions, which saw its operating leverage “kicking in”.

Our other top holding, Samsung Electronics Co., Ltd. (6.7% of Fund net assets†), based in South Korea, manufactures a wide range of consumer

1

VANECK VIP EMERGING MARKETS FUND

(unaudited) (continued)

electronics, information technology, and mobile communication products. Its semiconductor business manufactures a wide range of memory chips. The scope for the company’s NAND flash memory and, in particular, its dynamic random-access memory (DRAM) has become much wider. There are now fewer producers and in addition to applications becoming more broad-based they are also using more memory and are less price sensitive.

The five greatest detractors from performance during the 12 month period were from around the globe. Brazilian car rental company Movida Participações SA (0.7% of Fund net assets†) suffered both from unexpectedly high losses in its operations in terms of damaged and stolen cars and slower than expected improvement in its car resale business. Another Brazilian company, Biotoscana Investments S.A. (0.5% of Fund net assets†) which develops, manufactures, and distributes pharmaceutical products, suffered as a result of both changes in management and a slowdown in its business. Bharti Infratel Limited (1.7% of Fund net assets†), a provider of telecom tower and related infrastructure, experienced pressure on its stock as its parent sold down its stake in the Indian company. Taiwanese company Basso Industry Corp. (0.5% of Fund net assets†), a leading manufacturer of pneumatic tools, experienced slower than expected sales recovery due to U.S. dollar depreciation. Finally, BanRegio Grupo Financiero S.A.B. de C.V. (0.7% of Fund net assets†), a Mexican bank, experienced a slowdown in growth, together with challenging lending to very small companies in Mexico City.

We have now had formal indication that China A-shares will be included in the Fund’s benchmark index, albeit with a small weighting. Although currently the weighting is modest, it should be easier for stocks to be added incrementally to increase the weighting of A-shares in the index. We believe this supports the Fund’s decision to be a relative early investor in China A-Shares.

Strategy & Outlook

There has definitely been enhanced interest in the emerging markets asset class over the past year. Since the asset class has underperformed for a number of years, positioning in it remains still relatively light. Previously, there were better and less risky alternatives offering better returns. We believe that, now, the pendulum has swung the other way and returns appear to overwhelm any perception there may be of enhanced risk. However, while there may be less risk, certain countries that are still struggling and there continue to be issues with others.

2

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to the emerging markets equity updates, please contact us at 800.826.2333 or visit vaneck.com/subscription to register.

The Fund is subject to the risks associated with its investments in emerging markets securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in derivatives, illiquid securities, and small- or mid-cap companies. The Fund is also subject to inflation risk, market risk, non-diversification risk, and leverage risk. Please see the prospectus and summary prospectus for information on these and other risk considerations.

We appreciate your participation in the VanEck VIP Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

David A. Semple Portfolio Manager January 19, 2018	Angus Shillington Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees

3

VANECK VIP EMERGING MARKETS FUND

(unaudited) (continued)

been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

†	All Fund assets referenced are Total Net Assets as of December 31, 2017.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

On April 1, 2017, the MSCI Emerging Markets Investable Markets Index (MSCI EM IMI) replaced the MSCI Emerging Markets Index (MSCI EM) as the Fund’s broad-based benchmark index. The Fund changed indexes as it believes the MSCI EM IMI is more representative of the emerging markets all capitalization universe.

[1]	MSCI Emerging Markets Investable Markets Index (MSCI EM IMI) is an all-market capitalization index that is designed to measure equity market performance of 24 emerging markets countries. Emerging markets countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

[2]	MSCI Emerging Markets Index (MSCI EM) is a free float-adjusted large- and mid-capitalization index that is designed to measure equity market performance of 24 emerging markets countries.
4

TOP TEN EQUITY HOLDINGS*

December 31, 2017 (unaudited)

Samsung Electronics Co., Ltd.	6.7%
Tencent Holdings Ltd.	6.5%
Alibaba Group Holding Ltd.	5.7%
Naspers Limited	3.8%
Ping An Insurance (Group) Company of China, Ltd.	3.6%
Sberbank Russia OJSC	3.1%
HDFC Bank Ltd.	2.8%
China Lodging Group Ltd.	2.2%
CP All Public Co. Ltd.	2.2%
JD.com, Inc.	2.1%
* Percentage of net assets. Portfolio is subject to change.
5

VANECK VIP EMERGING MARKETS FUND

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

Average Annual Total Return 12/31/17	Fund Initial Class	MSCI EM IMI	MSCI EM
One Year	51.03%	37.28%	37.75%
Five Year	7.72%	4.84%	4.73%
Ten Year	2.91%	2.19%	2.02%

Average Annual Total Return 12/31/17	Fund Class S	MSCI EM IMI	MSCI EM
One Year	50.16%	37.28%	37.75%
Life* (annualized)	27.72%	24.40%	25.16%
Life* (cumulative)	50.31%	43.86%	45.32%
*	Inception date for the Fund was 5/2/16 (Class S).

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index

Performance of Class S shares will vary from that of the Initial Class shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Ten Year: Initial Class)

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

6

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

On May 1, 2017, the MSCI Emerging Markets Investable Markets Index replaced the MSCI Emerging Markets Index as the Fund’s broad-based benchmark index. The Fund changed indexes as it believes the MSCI EM IMI Index is more representative of the emerging markets all capitalization universe.

MSCI Emerging Markets Investment Market Index (MSCI EM IMI) is a free float-adjusted market capitalization index that is designed to capture large-, mid- and small-cap representation across 24 emerging markets countries.

MSCI Emerging Markets Index (MSCI EM) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Emerging Markets countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

7

VANECK VIP EMERGING MARKETS FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 to December 31, 2017.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period* July 1, 2017 - December 31, 2017
VanEck VIP Emerging Markets Fund
Initial Class
Actual	$1,000.00	$1,201.40	$6.60
Hypothetical**	$1,000.00	$1,019.21	$6.06
Class S
Actual	$1,000.00	$1,198.10	$9.75
Hypothetical**	$1,000.00	$1,016.33	$8.94
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2017), of 1.19% on Initial Class Shares and 1.76% on Class S Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
9

VANECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

Number of Shares		Value

COMMON STOCKS: 91.0%

Argentina: 1.3%
86,500	Grupo Supervielle SA (ADR)	$2,536,180
Brazil: 4.3%
85,900	CVC Brasil Operadora e Agencia de Viagens SA #	1,256,304
289,100	Fleury SA #	2,582,584
352,900	International Meal Co. Alimentacao SA	924,513
640,000	Movida Participacoes SA * #	1,360,620
12,200	Ouro Fino Saude Animal Participacoes SA #	88,422
81,400	Smiles Fidelidade SA	1,862,549
		8,074,992
China / Hong Kong: 35.3%
327,000	AIA Group Ltd. #	2,781,345
61,940	Alibaba Group Holding Ltd. (ADR) *	10,680,314
2,284,000	Beijing Capital International Airport Co. Ltd. #	3,437,812
4,252,000	Beijing Enterprises Water Group Ltd. #	3,284,886
248,932	Beijing Originwater Technology Co. Ltd.	663,997
3,588,969	China Animal Healthcare Ltd. * # § ∞	0
28,750	China Lodging Group Ltd. (ADR)	4,152,362
1,740,000	China Maple Leaf Educational Systems Ltd. #	2,037,578
Number of Shares		Value

China / Hong Kong: (continued)
1,094,000	China Medical System Holdings Ltd. #	$2,546,602
538,000	China Resources Phoenix Healthcare Holdings Co. Ltd. #	677,725
995,000	China ZhengTong Auto Services Holdings Ltd. #	1,004,568
1,320,000	Fu Shou Yuan International Group Ltd. #	1,126,852
388,000	Galaxy Entertainment Group Ltd. #	3,097,711
94,650	JD.com, Inc. (ADR) *	3,920,403
23,000	Kweichow Moutai Co. Ltd. #	2,458,945
651,000	Ping An Insurance Group Co. of China Ltd. #	6,752,217
119,000	Shenzhou International Group Holdings Ltd. #	1,131,067
36,000	Silergy Corp. #	820,749
256,000	Sinopharm Group Co. Ltd. #	1,102,794
84,380	TAL Education Group (ADR)	2,506,930
236,500	Tencent Holdings Ltd. #	12,240,746
		66,425,603
Egypt: 0.6%
255,750	Commercial International Bank Egypt SAE #	1,116,339
Georgia: 1.6%
62,200	BGEO Group Plc (GBP) #	2,977,331

See Notes to Financial Statements

10

Number of Shares		Value

India: 7.3%
532,000	Bharti Infratel Ltd. #	$3,151,736
96,000	Cholamandalam Investment and Finance Co. Ltd.	1,949,254
97,600	HDFC Bank Ltd. #	2,894,627
22,600	HDFC Bank Ltd. (ADR)	2,297,742
51,292	Motilal Oswal Financial Services Ltd.	1,205,405
185,125	Phoenix Mills Ltd.	1,818,548
21,136	Quess Corp. Ltd. * Reg S 144A	380,152
		13,697,464
Indonesia: 2.1%
12,190,000	Bank Rakyat Indonesia Tbk PT	3,270,433
1,756,000	Link Net Tbk PT #	712,509
		3,982,942
Kenya: 1.3%
8,987,000	Safaricom Ltd.	2,352,390
Malaysia: 1.2%
1,002,000	Malaysia Airports Holdings Bhd	2,176,323
Mexico: 3.3%
247,000	BanRegio Grupo Financiero SAB de CV	1,353,051
18,560	Fomento Economico Mexicano SAB de CV (ADR)	1,742,784
476,000	Qualitas Controladora SAB de CV *	879,011
631,000	Unifin Financiera SAPI de CV SOFOM ENR	2,149,492
		6,124,338
Number of Shares		Value

Peru: 1.0%
8,760	Credicorp Ltd. (USD)	$1,817,087
Philippines: 3.8%
2,645,000	Ayala Land, Inc. #	2,359,590
6,580,000	Bloomberry Resorts Corp. * #	1,436,944
912,200	International Container Terminal Services, Inc.	1,927,826
724,000	Robinsons Retail Holdings, Inc.	1,395,208
		7,119,568
Poland: 0.6%
15,039	Kruk SA	1,129,777
Russia: 3.7%
342,000	Sberbank of Russia (ADR)	5,824,260
35,037	Yandex NV (USD) *	1,147,462
		6,971,722
South Africa: 5.6%
606,000	Advtech Ltd.	825,306
25,900	Naspers Ltd. #	7,175,677
495,602	Rhodes Food Group Pty Ltd.	897,271
1,142,924	Transaction Capital Ltd.	1,542,682
		10,440,936
South Korea: 1.1%
6,000	Koh Young Technology, Inc.	462,379
1,675	Samsung Biologics Co. Ltd. * # Reg S 144A	579,361
5,100	Samsung SDI Co. Ltd. * #	972,294
		2,014,034
Spain: 2.0%
132,203	CIE Automotive SA #	3,831,531

See Notes to Financial Statements

11

VANECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Switzerland: 1.0%
39,100	Wizz Air Holdings Plc (GBP) * # Reg S 144A	$1,936,028
Taiwan: 5.0%
114,664	Airtac International Group #	2,053,945
430,000	Basso Industry Corp. #	961,241
387,000	Chroma ATE, Inc. #	2,099,584
150,010	Poya Co. Ltd.	1,877,740
305,000	Taiwan Semiconductor Manufacturing Co. Ltd. #	2,335,407
		9,327,917
Thailand: 3.6%
10,000	CP ALL PCL (NVDR) #	23,601
1,758,000	CP ALL PCL #	4,149,128
1,287,400	Srisawad Corp. PCL (NVDR)	2,577,565
		6,750,294
Turkey: 3.2%
152,283	AvivaSA Emeklilik v e Hayat AS	727,969
697,777	Dogtas Kelebek Mobilya Sanayi ve Ticaret AS *	670,072
222,000	Tofas Turk Otomobil Fabrikasi AS #	1,932,008
4,534,043	Turkiye Sinai Kalkinma Bankasi AS #	1,723,125
186,000	Ulker Biskuvi Sanayi AS	965,208
		6,018,382
United Arab Emirates: 0.5%
24,500	NMC Health Plc (GBP) #	951,589
United Kingdom: 0.0%
1,235,312	Hirco Plc * # § ∞	0
Number of Shares		Value

United States: 1.1%
467,300	Samsonite International SA (HKD)	$2,147,241
Uruguay: 0.5%
164,910	Biotoscana Investments SA (BDR) *	1,024,131
Total Common Stocks (Cost: $118,959,131)		170,944,139
PREFERRED STOCKS: 7.9%
Brazil: 0.6%
84,760	Itau Unibanco Holding SA, 3.52% #	1,086,936
Colombia: 0.6%
113,000	Banco Davivienda SA, 3.17%	1,133,620
South Korea: 6.7%
6,503	Samsung Electronics Co. Ltd., 1.34% #	12,664,022
Total Preferred Stocks (Cost: $9,959,350)		14,884,578
REAL ESTATE INVESTMENT TRUSTS: 0.7%
Mexico: 0.7%
603,000	Concentradora Hipotecaria SAPI de CV	578,696
445,330	PLA Administradora Industrial S de RL de CV	675,158
Total Real Estate Investment Trusts (Cost: $1,669,435)		1,253,854

See Notes to Financial Statements

12

Number of Shares		Value

MONEY MARKET FUND: 1.1% (Cost: $2,142,555)
2,142,555	AIM Treasury Portfolio—Institutional Class	$2,142,555
Total Investments: 100.7% (Cost: $132,730,471)		189,225,126
Liabilities in excess of other assets: (0.7)%		(1,315,235)
NET ASSETS: 100.0%		$187,909,891

Definitions:

ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
GBP	British Pound
HKD	Hong Kong Dollar
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $108,914,080 which represents 58.0% of net assets.
§	Illiquid Security – the aggregate value of illiquid securities is $0 which represents 0.0% of net assets.
∞	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $2,895,541, or 1.5% of net assets.

See Notes to Financial Statements

13

VANECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector	% of Investments	Value
Consumer Discretionary	23.2%	$43,878,597
Consumer Staples	6.1	11,632,145
Financials	26.6	50,304,144
Health Care	5.1	9,553,208
Industrials	7.4	13,936,703
Information Technology	22.9	43,422,957
Real Estate	2.6	4,853,296
Telecommunication Services	3.3	6,216,635
Utilities	1.7	3,284,886
Money Market Fund	1.1	2,142,555
	100.0%	$189,225,126

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Argentina	$2,536,180	$—	$—	$2,536,180
Brazil	2,787,062	5,287,930	—	8,074,992
China / Hong Kong	21,924,006	44,501,597	0	66,425,603
Egypt	—	1,116,339	—	1,116,339
Georgia	—	2,977,331	—	2,977,331
India	7,651,101	6,046,363	—	13,697,464
Indonesia	3,270,433	712,509	—	3,982,942
Kenya	2,352,390	—	—	2,352,390
Malaysia	2,176,323	—	—	2,176,323
Mexico	6,124,338	—	—	6,124,338
Peru	1,817,087	—	—	1,817,087
Philippines	3,323,034	3,796,534	—	7,119,568
Poland	1,129,777	—	—	1,129,777
Russia	6,971,722	—	—	6,971,722
South Africa	3,265,259	7,175,677	—	10,440,936
South Korea	462,379	1,551,655	—	2,014,034
Spain	—	3,831,531	—	3,831,531
Switzerland	—	1,936,028	—	1,936,028
Taiwan	1,877,740	7,450,177	—	9,327,917
Thailand	2,577,565	4,172,729	—	6,750,294
Turkey	2,363,249	3,655,133	—	6,018,382
United Arab Emirates	—	951,589	—	951,589
United Kingdom	—	—	0	0
United States	2,147,241	—	—	2,147,241
Uruguay	1,024,131	—	—	1,024,131

See Notes to Financial Statements

14

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Preferred Stocks
Brazil	$—	$1,086,936	$—	$1,086,936
Colombia	1,133,620	—	—	1,133,620
South Korea	—	12,664,022	—	12,664,022
Real Estate Investment Trusts*	1,253,854	—	—	1,253,854
Money Market Fund	2,142,555	—	—	2,142,555
Total	$80,311,046	$108,914,080	$0	$189,225,126

*	See Schedule of Investments for geographic sector breakouts.

During the year ended December 31, 2017, transfers of securities from Level 1 to Level 2 were $2,432,428 and transfers from Level 2 to Level 1 were $8,277,690. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by the pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2017:

Common Stocks
	China / Hong Kong	United Kingdom
Balance as of December 31, 2016	$240,669	$ 0
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	(240,669)	0
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	—	—
Balance as of December 31, 2017	$ 0	$ 0

See Notes to Financial Statements

15

VANECK VIP EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

Assets:
Investments, at value (Cost: $132,730,471)	$189,225,126
Cash denominated in foreign currency, at value (Cost: $9,820)	9,826
Receivables:
Investments sold	213,988
Shares of beneficial interest sold	116,930
Dividends	11,891
Prepaid expenses	3,227
Other assets	345,740
Total assets	189,926,728
Liabilities:
Payables:
Investments purchased	158,525
Shares of beneficial interest redeemed	1,536,922
Due to Adviser	155,317
Due to custodian	10,783
Deferred Trustee fees	56,734
Accrued expenses	98,556
Total liabilities	2,016,837
NET ASSETS	$187,909,891
Initial Class Shares:
Net Assets	$187,872,039
Shares of beneficial interest outstanding	12,016,666
Net asset value, redemption and offering price per share	$15.63
Class S Shares:
Net Assets	$37,852
Shares of beneficial interest outstanding	2,445
Net asset value, redemption and offering price per share	$15.48
Net Assets consist of:
Aggregate paid in capital	$133,155,817
Net unrealized appreciation	56,494,241
Undistributed net investment income	324,453
Accumulated net realized loss	(2,064,620)
$187,909,891

See Notes to Financial Statements

16

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

Income:
Dividends (net of foreign taxes withheld of $239,092)		$2,343,709
Expenses:
Management fees	$1,605,986
Distribution fees - Class S Shares	68
Transfer agent fees - Initial Class Shares	21,833
Transfer agent fees - Class S Shares	13,715
Custodian fees	91,311
Professional fees	92,051
Reports to shareholders	46,103
Insurance	7,238
Trustees’ fees and expenses	27,758
Interest	379
Other	23,874
Total expenses	1,930,316
Waiver of management fees	(13,626)
Net expenses		1,916,690
Net investment income		427,019
Net realized gain (loss) on:
Investments (net of foreign taxes of $233,465)		11,524,094
Foreign currency transactions and foreign denominated assets and liabilities		(25,751)
Net realized gain		11,498,343
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign taxes of $209,040)		52,151,274
Foreign currency transactions and foreign denominated assets and liabilities		2,365
Net change in unrealized appreciation (depreciation)		52,153,639
Net Increase in Net Assets Resulting from Operations		$64,079,001

See Notes to Financial Statements

17

VANECK VIP EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2017	2016†
Operations:
Net investment income	$427,019	$874,125
Net realized gain (loss)	11,498,343	(13,267,513)
Net change in unrealized appreciation (depreciation)	52,153,639	12,272,064
Net increase (decrease) in net assets resulting from operations	64,079,001	(121,324)
Dividends and Distributions to shareholders from:
Net investment income
Initial Class Shares	(628,893)	(572,076)
Class S Shares	(86)	—
	(628,979)	(572,076)
Net realized capital gains
Initial Class Shares	—	(619,749)
Total dividends and distributions	(628,979)	(1,191,825)
Share transactions*:
Proceeds from sale of shares
Initial Class Shares	51,293,239	23,055,188
Class S Shares	19,058	10,010
	51,312,297	23,065,198
Reinvestment of dividends and distributions
Initial Class Shares	628,893	1,191,825
Class S Shares	86	—
	628,979	1,191,825
Cost of shares redeemed
Initial Class Shares	(49,212,339)	(29,236,352)
Class S Shares	(1,686)	—
	(49,214,025)	(29,236,352)
Net increase (decrease) in net assets resulting from share transactions	2,727,251	(4,979,329)
Total increase (decrease) in net assets	66,177,273	(6,292,478)
Net Assets:
Beginning of year	121,732,618	128,025,096
End of year (including undistributed net investment income of $324,453 and $440,371, respectively)	$187,909,891	$121,732,618
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	3,905,345	2,203,274
Shares reinvested	57,644	126,925
Shares redeemed	(3,645,261)	(2,819,100)
Net increase (decrease)	317,728	(488,901)
Class S Shares:
Shares sold	1,594	967
Shares reinvested	8	—
Shares redeemed	(124)	—
Net increase	1,478	967

†	Inception date of Class S Shares was May 2, 2016.

See Notes to Financial Statements

18

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Initial Class Shares
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net asset value, beginning of year	$10.40	$10.50		$12.95	$14.90	$13.50
Income from investment operations:
Net investment income	0.04 (b)	0.08		0.09	0.10	0.07
Net realized and unrealized gain (loss) on investments	5.24		(0.08)	(1.80)	(0.23)	1.54
Total from investment operations	5.28	(0.00	)(c)	(1.71)	(0.13)	1.61
Less dividends and distributions from:
Net investment income	(0.05)		(0.05)	(0.07)	(0.08)	(0.21)
Net realized capital gains	—		(0.05)	(0.67)	(1.74)	—
Total dividends and distributions	(0.05)		(0.10)	(0.74)	(1.82)	(0.21)
Net asset value, end of year	$15.63	$10.40		$10.50	$12.95	$14.90
Total return (a)	51.03%		0.10%	(13.99)%	(0.41)%	12.02%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$187,872	$121,723		$128,025	$153,436	$167,932
Ratio of gross expenses to average net assets	1.19%		1.18%	1.14%	1.17%	1.23%
Ratio of net expenses to average net assets	1.19%		1.18%	1.14%	1.17%	1.23%
Ratio of net expenses to average net assets excluding interest expense	1.19%	1.19	%(d)	1.13%	1.17%	1.22%
Ratio of net investment income to average net assets	0.27%		0.70%	0.71%	0.69%	0.56%
Portfolio turnover rate	42%		62%	65%	85%	83%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Total return does not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the return would be lower than that shown.
(b)	Calculated based upon average shares outstanding
(c)	Amount represents less than $0.005 per share
(d)	Excludes reimbursement from prior year custodial charge of 0.02%

See Notes to Financial Statements

19

VANECK VIP EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class S Shares
			May 2, 2016 (a)
	Year Ended		through
	December 31,		December 31,
	2017		2016
Net asset value, beginning of period	$10.36		$10.35
Income from investment operations:
Net investment income	(0.04	)(b)	0.01
Net realized and unrealized gain (loss) on investments	5.21		—	(c)
Total from investment operations	5.17		0.01
Less dividends from:
Net investment income	(0.05)		—
Net asset value, end of period	$15.48		$10.36
Total return (d)	50.16%		0.10	%(e)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$38		$10
Ratio of gross expenses to average net assets	51.45%		30.43	%(f)
Ratio of net expenses to average net assets	1.75%		1.75	%(f)
Ratio of net expenses to average net assets excluding interest expense	1.75%		1.75	%(f)
Ratio of net investment income to average net assets	(0.33)%		0.12	%(f)
Portfolio turnover rate	42%		62	%(e)(g)

(a)	Commencement of operations
(b)	Calculated based upon average shares outstanding
(c)	Amount represents less than $0.005 per share
(d)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Total return does not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the return would be lower than that shown.
(e)	Not annualized
(f)	Annualized
(g)	Portfolio turnover is calculated at the fund level and represents a one year period

See Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Emerging Markets Fund (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund currently offers two classes of shares: Initial Class Shares and Class S Shares. The two classes are identical except Class S Shares are subject to a distribution fee.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures
21

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

contracts. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:
22

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-
23

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. The Fund held no derivative instruments during the year ended December 31, 2017.

G.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Realized gains and losses are calculated on the specific identified cost basis. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses), and realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under
24

these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has agreed, until at least May 1, 2018, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.50% of average daily net assets for Initial Class Shares and 1.75% of average daily net assets for Class S Shares. For the year ended December 31, 2017, the Adviser waived management fees on Class S Shares in the amount of $13,626.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—12b-1 Plan of Distribution—The Trust and the Distributor are parties to a distribution agreement dated May 1, 2006. The Fund has adopted a Distribution Plan (the “Plan”) for Class S Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of average daily net assets for Class S Shares, and is recorded as Distribution fees in the Statement of Operations.

Note 5—Investments—For the year ended December 31, 2017, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $68,012,404 and $65,034,086, respectively.

Note 6—Income Taxes—As of December 31, 2017, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

25

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$ 132,874,907	$ 63,714,584	$ (7,364,365)	$ 56,350,219

At December 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Accumulated Capital Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total
$ 444,717	$ (1,983,714)	$ (56,734)	$ 56,349,805	$54,754,074

The tax character of dividends and distributions paid to shareholders during the years ended December 31, 2017 and December 31, 2016, was as follows:

	Year Ended December 31, 2017	Year Ended December 31, 2016
Ordinary income	$628,979	$579,946
Long-term capital gains	—	611,879
	$628,979	$1,191,825

At December 31, 2017, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
$(1,742,233)	$ (241,481)	$(1,983,714)

During the year ended December 31, 2017, as a result of permanent book to tax differences, primarily due to foreign currency gains and losses, the Fund incurred differences that affected undistributed net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Increase (Decrease) in Accumulated Net Investment Income	Increase (Decrease) in Accumulated Net Realized Gain (Loss)	Increase (Decrease) in Aggregate Paid in Capital
$86,042	$(86,042)	$ —

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income

26

tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or penalties.

Note 7—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may invest directly in the Russian local market. As a result of certain events, the United States and the European Union (“EU”) have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Fund. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers’ held by the Fund.

In March 2017, the United Kingdom triggered Article 50, and is now scheduled to leave the EU by the end of March 2019. Significant uncertainty exists on how the withdrawal will take place, the terms of the withdrawal and the effects such withdrawal will have on the EU and the United Kingdom. This may further impact the value of the Euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets.

At December 31, 2017, the shareholder account of one insurance company and the Adviser owned approximately 60% and 40% of the Fund’s Class S Shares, respectively. The aggregate shareholder accounts of two insurance companies owned approximately 65% and 19% of the Initial Class Shares.

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the

27

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

participating Trustees are deemed invested in shares of eligible Funds of the Trust and the VanEck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” on the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” on the Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—The Trust participates with VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2017, the average daily loan balance during the five day period for which a loan was outstanding amounted to $1,090,886 and the average interest rate was 2.49%. At December 31, 2017, the Fund had no outstanding borrowings under the Facility.

Note 10—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of VanEck VIP Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of VanEck VIP Emerging Markets Fund (the “Fund”) (one of the Funds constituting the VanEck VIP Trust (the “Trust”)), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period the ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of VanEck VIP Emerging Markets Fund (one of the Funds constituting the VanEck VIP Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures

29

VANECK VIP EMERGING MARKETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(continued)

in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Trust’s auditor since 1999.

New York, NY

February 14, 2018

30

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2017:

Record Date:	01/30/2017
Payable Date:	01/31/2017

Ordinary Income Paid Per Share	$0.054

Dividends Qualifying for the Dividends Received Deduction for Corporations	0.36%*

Foreign Source Income	100.00%*

Foreign Taxes Paid Per Share	$0.019

* Expressed as a percentage of the ordinary income distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

31

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2017 (unaudited) (continued)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	11	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System, 1991 to 2014.	11	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).
32

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present.	67	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	Director, President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	67	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, GH Insurance Trusts, 2012 to present; Trustee, Joslyn Family Trusts, 2003 to 2014; President, Rivas Capital, Inc. (real estate property management services company), 2004 to December 2014.	11	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
33

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2017 (unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel, and Assistant Secretary of the Adviser, Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers Corporation (VEARA) (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of VESC and VEARA (since 2009); Officer of other investment companies advised by the Adviser.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since January 2018	Vice President and Chief Compliance Officer of the Adviser and VEARA (since January 2018); Chief Compliance Officer, City National Rochdale, LLC and City National Rochdale Funds (December 2012 to January 2018); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Vice President (since 2016) and Assistant Secretary	Since 2008	Vice President (since 2016), Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Officer of other investment companies advised by the Adviser.
34

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010).

Jonathan R. Simon, 1974	Senior Vice President (since 2016), Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006-2014); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto, served as Executive Vice President)	President, Director and Owner of the Adviser (since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (since November 1985), President (since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA (since May 1997); Trustee (since 2006), President and Chief Executive Officer of Market Vectors ETF Trust (since 2009); Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
35

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPEMAR

ANNUAL REPORT December 31, 2017

VanEck VIP Trust

VanEck VIP Global Gold Fund

800.826.2333	vaneck.com

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2017.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number and account balances

■ assets and payment history

■ risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?	To limit our sharing	Questions?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No	Call us at 800.826.2333. Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.	800.826.2333
For our marketing purposes—to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Associates Corporation, its affiliates and funds sponsored or managed by Van Eck (collectively “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?

We collect your personal information, for example, when you

■ open an account or give us your income information

■ provide employment information or give us your contact information

■ tell us about your investment or retirement portfolio
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes—information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Our affiliates include companies with a VanEck name such as Van Eck Securities Corporation and others such as MV Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information

California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

VANECK VIP GLOBAL GOLD FUND

December 31, 2017 (unaudited)

Dear Shareholder:

The Class S shares of the VanEck VIP Global Gold Fund (the “Fund”) rose 11.63% during the 12 months ended December 31, 2017, underperforming the NYSE Arca Gold Miners Index1 (GDMNTR) which gained 12.21% for the same period. The small-cap gold mining stocks, as represented by the MVIS® Global Junior Gold Miners Index2 (MVGDXJTR) rose 6.19%.

Strong individual contributors to performance were led by mid-tiers Kirkland Lake Gold Ltd. (4.1% of Fund net assets†) and B2Gold Corp. (6.7% of Fund net assets†), while performance was also aided by junior developer holdings such as Sabina Gold & Silver Corp. (2.4% of Fund net assets†), Cardinal Resources Ltd. (1.0% of Fund net assets†), and Corvus Gold, Inc. (1.0% of Fund net assets†), each of which saw triple digit returns in 2017.

Gold Sector Overview

■	After reaching a high of $1,357.00 on September 8, gold closed at $1,303.05 per ounce on December 29, 2017, the last trading day of the year, up $150.79 per ounce or 13.1% during the 12 month period.

■	Gold had an encouraging start to the year. In January, gold moved through the $1,200 level, and it managed to hold above this level despite the implementation by the U.S. Federal Reserve (Fed) of its first 2017 interest rate hike on March 15.

■	Thereafter, the gold price showed resilience, staying above $1,200 despite events such as the outcome of the French presidential election, which fueled risk-on sentiment and pushed gold down in late April.

■	The Fed raised rates on June 14 for the fourth time in this rate-hiking cycle. The first three rate hikes saw gold price weakness ahead of each hike, followed by a rally to higher prices immediately after each hike. This pattern changed in June, as gold climbed before the hike and subsequently trended lower for the rest of the month.

■	In early July, gold retested the important $1,200 level, trading as low as $1,205.00 per ounce on July 10, as the markets priced in a higher probability of a fifth rate hike by the Fed.

■	Gold then rallied, breaking through the $1,300 per ounce price level at the end of August, propelled by a weaker U.S. dollar, political
1

VANECK VIP GLOBAL GOLD FUND

(unaudited) (continued)

activity in the U.S., continued global geopolitical uncertainty, and strong commodity prices.

■	In addition, the devastating impact of Hurricane Harvey and its effect on near-term GDP growth was also being factored in. The U.S. dollar fell to new lows not seen since early 2015. This drove gold to its intra-day high for the year of $1,357 on September 8.

■	After that, the Fed once again became the primary driver of gold prices, causing interest rates and the U.S. dollar to trend higher and gold lower. The market became convinced of a December rate increase after Fed Chair Janet Yellen endorsed continued monetary tightening in spite of a subdued inflation outlook.

■	On December 13, the Fed raised rates one more time. As we had seen before, gold became oversold ahead of the Fed rate decision, then rebounded with a strong rally, to close the year at $1,303.05 per ounce.

Fund Review

At the end of December 2017, the Fund was almost fully invested in equities, with cash equivalent representing 2.4% of net assets. The Fund held no gold bullion at the end of the period under review.

There were no material changes to the portfolio or its allocations during the year.

Among the Fund’s top holdings, Kirkland Lake outperformed significantly, gaining 195.5% during the year. We believe the outperformance was driven by solid results including: improved production guidance for 2017; debt repayments and share repurchases; introduction of a quarterly dividend; increased reserves and resources and, in large part, by exploration success at its flagship operations in Canada and Australia.

Tahoe Resources, Inc. (sold by the Fund during the period) underperformed (-48.3%), due to a temporary suspension of its license to operate the Escobal mine in Guatemala. The license was reinstated, but operations were suspended after mid-July and have not resumed due to a road block. Export credentials renewal, as well as additional court rulings, are also pending. Since we find the basis for the suspension to be without merit, we expect operations at Escobal could restart in 2018, but timing remains uncertain.

2

Outlook

Based on the gold price strength following December rate increases in 2015 and 2016, we expect to see firmness in the gold price in the first quarter. However, headwinds may come for gold if economic growth enables the Fed to tighten more than expected. Also, the U.S. dollar might strengthen if the new tax code causes corporations to repatriate profits stockpiled overseas.

We believe any weakness in gold during the first half of 2018 could be transitory. Moving through 2018 and into 2019, we believe the chance of an economic downturn increases, along with the probability of a significant decline in the markets. High levels of debt could cause a downturn to turn into a financial crisis. We now know that quantitative easing and below-market rates have failed to generate needed growth or inflation. In the next crisis, look for central banks to resort to even more radical policies, such as directly funding treasuries. It is conceivable that there could be global currency debasement on a scale never seen before. In such a scenario, hard assets, especially gold and gold stocks, could significantly outperform most, if not all, other asset classes in our opinion. There comes a time in every economic cycle when investors should seek portfolio insurance. We believe the time is now.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to the gold and precious metals update, please contact us at 800.826.2333 or visit vaneck.com/subscription to register.

The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international economic, monetary and political developments. The Fund’s overall portfolio may decline in value due to developments specific to the gold industry. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in derivatives, commodity-linked instruments, illiquid securities, and small- or mid-cap companies. The Fund is also subject to inflation risk, market risk, non-diversification risk, leverage risk, and risks of investments in a wholly owned subsidiary.

3

VANECK VIP GLOBAL GOLD FUND

(unaudited) (continued)

Please see the prospectus and summary prospectus for information on these and other risk considerations.

We appreciate your continued investment in the VanEck VIP Global Gold Fund, and we look forward to helping you meet your investment goals in the future.

Joseph M. Foster	Imaru Casanova
Portfolio Manager	Deputy Portfolio Manager
January 18, 2018

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

†	All Fund assets referenced are Total Net Assets as of December 31, 2017.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

4

[1]	NYSE Arca Gold Miners Index (GDMNTR) is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[2]	MVIS® Global Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of a global universe of publicly traded small- and medium-capitalization companies that generate at least 50% of their revenues from gold and/or silver mining, hold real property that has the potential to produce at least 50% of the company’s revenue from gold or silver mining when developed, or primarily invest in gold or silver.

5

VANECK VIP GLOBAL GOLD FUND

TOP TEN EQUITY HOLDINGS*

December 31, 2017 (unaudited)

B2Gold Corp.	6.7%
Newmont Mining Corp.	4.9%
Agnico-Eagle Mines Ltd.	4.6%
Evolution Mining Limited	4.5%
Fresnillo Plc	4.2%
Kirkland Lake Gold Ltd.	4.1%
Randgold Resources Ltd.	3.4%
Continental Gold, Inc.	3.2%
Alamos Gold, Inc.	3.2%
Royal Gold, Inc.	3.2%
* Percentage of net assets. Portfolio is subject to change.

6

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

Average Annual
Total Return	Fund
12/31/17	Class S	GDMNTR	MSCI ACWI
One Year	11.63%	12.21%	24.62%
Life* (annualized)	(2.04)%	(3.82)%	10.32%
Life* (cumulative)	(9.22)%	(16.68)%	58.41%

*	Inception date for the Fund was 4/26/13 (Class S).

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Hypothetical Growth of $10,000 (Since Inception: Class S)

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

On May 1, 2017, the MSCI All Country World Index (MSCI ACWI) replaced the Standard & Poor’s 500 Index (S&P 500) as the Fund’s broad-based benchmark index. The Fund changed indexes as it believes the MSCI ACWI is more representative to reflect the global nature of the Fund.

The NYSE Arca Gold Miners Index (GDMNTR) is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in mining for gold.

MSCI All Country World Index (MSCI ACWI) represents large- and mid-cap companies across 23 developed and 24 emerging market countries.

7

VANECK VIP GLOBAL GOLD FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 to December 31, 2017.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

			Expenses Paid
		Ending	During the Period*
	Beginning	Account Value	July 1, 2017 -
	Account Value	December 31,	December 31,
	July 1, 2017	2017	2017
VanEck VIP Global Gold Fund
Actual	$1,000.00	$1,017.40	$7.32
Hypothetical**	$1,000.00	$1,017.95	$7.32

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2017), of 1.44% multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
9

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

Number
of Shares		Value

COMMON STOCKS: 97.7%

Australia: 14.7%
531,118	Cardinal Resources Ltd. * #	$218,456
466,592	Evolution Mining Ltd. #	966,219
950,465	Gold Road Resources Ltd. * #	518,603
27,300	Newcrest Mining Ltd. #	485,994
96,600	Northern Star Resources Ltd. #	459,919
59,539	OceanaGold Corp. (CAD)	152,992
184,100	Saracen Mineral Holdings Ltd. * #	242,848
337,900	West African Resources Ltd. (CAD) *	103,494
		3,148,525
Canada: 67.2%
21,437	Agnico-Eagle Mines Ltd. (USD)	989,961
1,100	Alamos Gold, Inc.	7,167
102,440	Alamos Gold, Inc. (USD)	666,884
42,000	Allegiant Gold Ltd. * # § ø (a)	20,048
164,900	Argonaut Gold, Inc. *	314,845
133,900	Atacama Pacific Gold Corp. *	75,099
38,100	Auryn Resources, Inc. *	62,742
13,917	B2Gold Corp. *	42,958
445,571	B2Gold Corp. (USD) *	1,381,270
18,500	Barrick Gold Corp. (USD)	267,695
102,700	Bear Creek Mining Corp. *	165,039
218,000	Belo Sun Mining Corp. *	68,504
502,088	Bonterra Resources, Inc. *	231,671
66,863	Brio Gold, Inc. *	99,470
Number
of Shares		Value

Canada: (continued)
176,000	Columbus Gold Corp. *	$109,212
254,843	Continental Gold, Inc. *	685,258
142,026	Corvus Gold, Inc. *	186,430
21,000	Corvus Gold, Inc. (USD) *	27,510
189,600	Eastmain Resources, Inc. *	52,038
108,133	Equinox Gold Corp. *	96,348
107,019	First Mining Finance Corp. *	52,786
48,906	Gold Standard Ventures Corp. (USD) *	85,586
39,700	Goldcorp, Inc. (USD)	506,969
90,400	Guyana Goldfields, Inc. *	365,340
105,000	IAMGOLD Corp. (USD) *	612,150
127,400	Kinross Gold Corp. (USD) *	550,368
57,752	Kirkland Lake Gold Ltd.	885,347
117,800	Klondex Mines Ltd. *	305,512
104,000	Leagold Mining Corp. *	241,591
325,242	Liberty Gold Corp. *	113,848
24,800	Lundin Gold, Inc. *	89,375
17,700	MAG Silver Corp. (USD) *	218,772
160,000	Metanor Resources, Inc. * # § ø	85,760
90,000	Midas Gold Corp. *	42,243
2,500	New Gold, Inc. *	8,214
157,100	New Gold, Inc. (USD) *	516,859
32,900	NovaGold Resources, Inc. (USD) *	129,297
296,688	Orezone Gold Corp. *	167,580
8,000	Osisko Gold Royalties Ltd. (USD)	92,480
8,000	Osisko Mining, Inc. *	21,575
46,700	Osisko Mining, Inc. * 144A	125,945

See Notes to Consolidated Financial Statements

10

Number
of Shares		Value

Canada: (continued)
130,100	Otis Gold Corp. *	$22,770
10,000	Pan American Silver Corp. (USD)	155,600
73,800	Premier Gold Mines Ltd. *	211,360
5,100	Pretium Resources, Inc. *	58,181
30,000	Pretium Resources, Inc. (USD) *	342,300
19,200	Roxgold, Inc. * 144A	21,384
195,800	Roxgold, Inc. *	218,075
579,000	Rye Patch Gold Corp. *	131,277
290,000	Sabina Gold and Silver Corp. *	523,707
119,700	Semafo, Inc. *	339,959
4,500	Sulliden Mining Capital, Inc. *	1,521
37,200	TMAC Resources, Inc. * Reg S	285,881
37,870	Torex Gold Resources, Inc. *	359,419
21,400	Wheaton Precious Metals Corp. (USD)	473,582
5,323	Yamana Gold, Inc.	16,600
139,225	Yamana Gold, Inc. (USD)	434,382
		14,363,744
Mexico: 4.2%
47,000	Fresnillo Plc (GBP) #	903,056
United Kingdom: 3.5%
7,450	Randgold Resources Ltd. (ADR)	736,730
Number
of Shares		Value

United States: 8.1%
28,000	Newmont Mining Corp.	$1,050,560
8,200	Royal Gold, Inc.	673,384
		1,723,944
Total Common Stocks (Cost: $15,528,741)		20,875,999
WARRANTS: 0.1%
Canada: 0.1%
62,450	Liberty Gold Corp. Warrants (CAD 0.90, expiring 05/16/19) *	6,583
80,000	Metanor Resources, Inc. Warrants (CAD 0.90, expiring 12/28/19) * # § ø	12,729
Total Warrants (Cost: $0)		19,312
MONEY MARKET FUND: 2.4% (Cost: $499,661)
499,661	AIM Treasury Portfolio – Institutional Class	499,661
Total Investments: 100.2% (Cost: $16,028,402)		21,394,972
Liabilities in excess of other assets: (0.2)%		(35,053)
NET ASSETS: 100.0%		$21,359,919

Definitions:
ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
USD	United States Dollar

See Notes to Consolidated Financial Statements

11

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

(continued)

Footnotes:

(a)	Subscription Receipts – each subscription receipt will entitle the Fund to receive one unit (a unit consists of one common share of stock and one warrant of Allegiant Gold Ltd.) upon satisfaction of certain escrow release conditions. If these conditions are not met, the aggregate issue price and pro rata portion of any interest earned thereon will be refunded to the Fund.
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $3,913,632 which represents 18.3% of net assets.
§	Illiquid Security – the aggregate value of illiquid securities is $118,537 which represents 0.6% of net assets.
ø	Restricted Security - the aggregate value of restricted securities is $118,537, or 0.6% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $147,329, or 0.7% of net assets.

Restricted securities held by the Fund as of December 31, 2017 are as follows:

	Acquisition	Number of	Acquisition		% of
Security	Date	Shares	Cost	Value	Net Assets
Allegiant Gold Ltd.	11/20/2017	42,000	$19,879	$20,048	0.1%
Metanor Resources, Inc.	12/22/2017	160,000	88,023	85,760	0.4
Metanor Resources, Inc.
Warrants	12/28/2017	80,000	—	12,729	0.1
			$107,902	$118,537	0.6%

Summary of Investments	% of
by Sector	Investments	Value
Diversified Metals & Mining	4.6%	$976,426
Gold	83.0	17,768,209
Precious Metals & Minerals	6.1	1,302,722
Silver	4.0	847,954
Money Market Fund	2.3	499,661
	100.0%	$21,394,972

See Notes to Consolidated Financial Statements

12

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$256,486	$2,892,039	$—	$3,148,525
Canada	14,257,936	105,808	—	14,363,744
Mexico	—	903,056	—	903,056
United Kingdom	736,730	—	—	736,730
United States	1,723,944	—	—	1,723,944
Warrants
Canada	6,583	12,729	—	19,312
Money Market Fund	499,661	—	—	499,661
Total	$17,481,340	$3,913,632	$—	$21,394,972

There were no transfers between levels during the year ended December 31, 2017.

See Notes to Consolidated Financial Statements

13

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

Assets:
Investments, at value (Cost: $16,028,402)	$21,394,972
Cash denominated in foreign currency, at value (Cost: $89,070)	89,225
Receivables:
Shares of beneficial interest sold	5,558
Due from Adviser	24,204
Dividends	1,946
Prepaid expenses	503
Total assets	21,516,408
Liabilities:
Payables:
Investments purchased	89,101
Shares of beneficial interest redeemed	38,106
Due to Distributor	4,240
Deferred Trustee fees	8,661
Accrued expenses	16,381
Total liabilities	156,489
NET ASSETS	$21,359,919
Shares of beneficial interest outstanding	2,808,705
Net asset value, redemption and offering price per share	$7.60
Net Assets consist of:
Aggregate paid in capital	$22,386,490
Net unrealized appreciation	5,365,648
Accumulated net investment loss	(812,073)
Accumulated net realized loss	(5,580,146)
$21,359,919

See Notes to Consolidated Financial Statements

14

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

Income:
Dividends (net of foreign taxes withheld of $6,950)		$105,788
Expenses:
Management fees	$161,497
Distribution fees	53,832
Transfer agent fees	21,614
Administration fees	53,832
Custodian fees	22,276
Professional fees	88,620
Reports to shareholders	29,684
Insurance	1,137
Trustees’ fees and expenses	4,267
Interest	829
Other	611
Total expenses	438,199
Waiver of management fees	(125,999)
Net expenses		312,200
Net investment loss		(206,412)
Net realized gain (loss) on:
Investments		(1,597,651)
Forward foreign currency contracts		(2)
Foreign currency transactions and foreign denominated assets and liabilities		911
Net realized loss		(1,596,742)
Net change in unrealized appreciation (depreciation) on:
Investments		3,862,495
Foreign currency transactions and foreign denominated assets and liabilities		(922)
Net change in unrealized appreciation (depreciation)		3,861,573
Net Increase in Net Assets Resulting from Operations		$2,058,419

See Notes to Consolidated Financial Statements

15

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2017	2016
Operations:
Net investment loss	$(206,412)	$(183,976)
Net realized loss	(1,596,742)	(1,861,430)
Net change in unrealized appreciation (depreciation)	3,861,573	4,229,270
Net increase in net assets resulting from operations	2,058,419	2,183,864
Dividends to shareholders from:
Net investment income	(992,773)	(53,580)
Share transactions*:
Proceeds from sale of shares	14,955,535	25,568,826
Reinvestment of dividends	992,773	53,580
Cost of shares redeemed	(15,177,694)	(15,978,774)
Net increase in net assets resulting from share transactions	770,614	9,643,632
Total increase in net assets	1,836,260	11,773,916
Net Assets:
Beginning of year	19,523,659	7,749,743
End of year (including accumulated net investment loss of $(812,073) and $(201,178), respectively)	$21,359,919	$19,523,659
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	1,961,263	3,072,541
Shares reinvested	126,468	11,473
Shares redeemed	(2,025,338)	(1,941,798)
Net increase	62,393	1,142,216

See Notes to Consolidated Financial Statements

16

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

						For the Period
	Year Ended					April 26, 2013 (a)
	December 31,					through
	2017		2016	2015	2014	December 31,
Net asset value, beginning of period	$7.11		$4.83	$6.42	$6.85	$8.88
Income from investment operations:
Net investment loss	(0.07	)(c)	(0.04)	(0.02)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	0.91		2.35	(1.54)	(0.36)	(2.01)
Total from investment operations	0.84		2.31	(1.56)	(0.40)	(2.03)
Less dividends and distributions from:
Net investment income	(0.35)		(0.03)	—	(0.03)	—
Net realized capital gains	—		—	(0.03)	—	—
Total dividends and distributions	(0.35)		(0.03)	(0.03)	(0.03)	—
Net asset value, end of period	$7.60		$7.11	$4.83	$6.42	$6.85
Total return (b)	11.63%		48.25%	(24.43)%	(5.89)%	(22.86	)%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$21,360		$19,524	$7,750	$7,599	$4,820
Ratio of gross expenses to average net assets	2.03%		1.84%	2.46%	2.41%	4.82	%(e)
Ratio of net expenses to average net assets	1.45%		1.45%	1.45%	1.45%	1.45	%(e)
Ratio of net expenses to average net assets excluding interest expense	1.45%		1.45%	1.45%	1.45%	1.45	%(e)
Ratio of net investment loss to average net assets	(0.96)%		(1.00)%	(0.57)%	(0.88)%	(0.55	)%(e)
Portfolio turnover rate	65%		57%	44%	33%	33	%(d)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.
(c)	Calculated based upon average shares outstanding
(d)	Not annualized
(e)	Annualized

See Notes to Consolidated Financial Statements

17

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2017

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Global Gold Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing in common stocks of gold-mining companies or directly in gold bullion and other metals. The Fund may effect certain investments through the wholly owned VIP Gold Fund Subsidiary (the “Subsidiary”). The Fund currently offers a single class of shares: Class S shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures
18

contracts. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (“the Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Consolidated Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

19

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Consolidated Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Consolidated Schedule of Investments.

B.	Basis for Consolidation—The Subsidiary, a Cayman Islands exempted company, was incorporated on January 25, 2013. The Subsidiary acts as an investment vehicle in order to effect certain investments on behalf of the Fund. All interfund account balances and transactions between the Fund and Subsidiary have been eliminated in consolidation. As of December 31, 2017, the Fund held $21,643 in its Subsidiary, representing 0.10% of the Fund’s net assets.

C.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Consolidated Statement of Operations.

E.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and
20

capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

F.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Consolidated Schedule of Investments.

G.	Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. Warrants held at December 31, 2017 are reflected in the Consolidated Schedule of Investments.

H.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. At December 31, 2017, the Fund held no derivative instruments.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives.

21

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on forward foreign currency contracts in the Statement of Operations. The Fund held forward foreign currency contracts for one month during the year ended December 31, 2017, with an average unrealized depreciation of $74 for the days held. At December 31, 2017, the Fund held no forward foreign currency contracts.

The impact of transactions in derivative instruments during the year ended December 31, 2017, was as follows:

Foreign
Currency Risk
Realized gain (loss):
Forward foreign currency contacts[1]	$(2)

[1]	Consolidated Statement of Operations location: Net realized gain (loss) on forward foreign currency contracts

I.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Realized gains and losses are calculated on the identified cost basis.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% of the first $500 million of the Fund’s average daily net assets, 0.65% of the next $250 million of average daily net assets and 0.50% of the average daily net assets in excess of $750 million. The Adviser has agreed, until at least May 1, 2018, to waive management fees and assume expenses to prevent the Fund’s total annual operating expense (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.45% of the Fund’s average daily net assets. Refer to the Consolidated

22

Statement of Operations for the amounts waived/assumed by the Adviser for the year ended December 31, 2017.

The Adviser also performs accounting and administrative services for the Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for the Fund per year on the first $750 million of the average daily net assets, and 0.20% per year of the average daily net assets in excess of $750 million. The amount received by the Adviser pursuant to this contract for the year ended December 31, 2017 is recorded as Administration fees in the Consolidated Statement of Operations.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—12b-1 Plan of Distribution—The Trust and the Distributor are parties to a distribution agreement dated April 26, 2013. The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of the Fund’s average daily net assets, and is recorded as Distribution fees in the Consolidated Statement of Operations.

Note 5—Investments—For the year ended December 31, 2017, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $13,735,529 and $14,169,297, respectively.

Note 6—Income Taxes—As of December 31, 2017, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

	Gross	Gross	Net Unrealized
Cost of	Unrealized	Unrealized	Appreciation
Investments	Appreciation	Depreciation	(Depreciation)
$18,499,547	$4,571,936	$(1,676,511)	$2,895,425

At December 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Accumulated	Other	Unrealized
Ordinary	Capital	Temporary	Appreciation
Income	Losses	Differences	(Depreciation)	Total
$531,462	$(4,483,744)	$(8,661)	$2,934,372	$(1,026,571)
23

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The tax character of dividends paid to shareholders during the years ended December 31, 2017 and December 31, 2016, was as follows:

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
Ordinary income	$992,773	$53,580

At December 31, 2017, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term	Long-Term
Capital Losses	Capital Losses
with No Expiration	with No Expiration	Total
$(1,681,058)	$(2,802,686)	$(4,483,744)

During the year ended December 31, 2017, as a result of permanent book to tax differences due to book / tax differences in the treatment of foreign currency gains / losses, investments in passive foreign investment companies and losses from the Fund’s Subsidiary, the Fund incurred differences that affected undistributed net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Increase	Increase
(Decrease)	(Decrease)	Increase
in Accumulated	in Accumulated	(Decrease)
Net Investment	Net Realized	in Aggregate
Income	Gain (Loss)	Paid in Capital
$588,290	$(575,305)	$(12,985)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s consolidated financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or penalties.

Note 7—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These

24

risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal. In addition, the Fund may invest up to 25% of its net assets in gold and silver coins, gold, silver, platinum and palladium bullion and exchange traded funds that invest in such coins and bullion and derivatives on the foregoing. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

In March 2017, the United Kingdom triggered Article 50, and is now scheduled to leave the European Union (“EU”) by the end of March 2019. Significant uncertainty exists on how the withdrawal will take place, the terms of the withdrawal and the effects such withdrawal will have on the EU and the United Kingdom. This may further impact the value of the Euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets.

At December 31, 2017, the aggregate shareholder accounts of two insurance companies owned approximately 78% and 18% of the Fund’s outstanding shares of beneficial interest.

A more complete description of risks is included in the Fund’s prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the VanEck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Consolidated Statement of Operations. The liability for the Deferred Plan

25

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

is shown as “Deferred Trustee fees” in the Consolidated Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—The Trust participates with VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2017, the average daily loan balance during the 46 day period for which a loan was outstanding amounted to $297,970 and the average interest rate was 2.35%. At December 31, 2017, the Fund had no outstanding borrowings under the Facility.

Note 10—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of VanEck VIP Global Gold Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of VanEck VIP Global Gold Fund (the “Fund”) (one of the Funds constituting the VanEck VIP Trust (the “Trust”)), including the consolidated schedule of investments, as of December 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of VanEck VIP Global Gold Fund (one of the Funds constituting the VanEck VIP Trust) at December 31, 2017, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

27

VANECK VIP GLOBAL GOLD FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Trust’s auditor since 1999.

New York, NY

February 14, 2018

28

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2017:

Record Date:	01/30/2017
Payable Date:	01/31/2017

Ordinary Income Paid Per Share	$0.348
Dividends Qualifying for the Dividends Received Deduction for Corporations	1.14	%*
Foreign Source Income	6.15	%*
Foreign Taxes Paid Per Share	$0.003

* Expressed as a percentage of the ordinary income distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

29

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2017 (unaudited) (continued)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	11	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System, 1991 to 2014.	11	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).
30

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present.	67	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	Director, President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	67	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, GH Insurance Trusts, 2012 to present; Trustee, Joslyn Family Trusts, 2003 to 2014; President, Rivas Capital, Inc. (real estate property management services company), 2004 to December 2014.	11	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
31

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2017 (unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel, and Assistant Secretary of the Adviser, Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers Corporation (VEARA) (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of VESC and VEARA (since 2009); Officer of other investment companies advised by the Adviser.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since January 2018	Vice President and Chief Compliance Officer of the Adviser and VEARA (since January 2018); Chief Compliance Officer, City National Rochdale, LLC and City National Rochdale Funds (December 2012 to January 2018); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Vice President (since 2016) and Assistant Secretary	Since 2008	Vice President (since 2016), Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Officer of other investment companies advised by the Adviser.
32

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010).

Jonathan R. Simon, 1974	Senior Vice President (since 2016), Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006-2014); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto, served as Executive Vice President)	President, Director and Owner of the Adviser (since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (since November 1985), President (since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA (since May 1997); Trustee (since 2006), President and Chief Executive Officer of Market Vectors ETF Trust (since 2009); Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
33

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPGGAR

ANNUAL REPORT December 31, 2017

VanEck VIP Trust

VanEck VIP Global Hard Assets Fund

800.826.2333	vaneck.com

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2017.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?	To limit our sharing	Questions?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No	Call us at 800.826.2333. Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.	800.826.2333
For our marketing purposes—to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Associates Corporation, its affiliates and funds sponsored or managed by Van Eck (collectively “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?

We collect your personal information, for example, when you

■  open an account or give us your income information

■  provide employment information or give us your contact information

■  tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes—information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include companies with a VanEck name such as Van Eck Securities Corporation and others such as MV Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information
California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.
Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

VANECK VIP GLOBAL HARD ASSETS FUND

December 31, 2017 (unaudited)

Dear Shareholder:

The Initial Class shares of the VanEck VIP Global Hard Assets Fund (the “Fund”) lost 1.66% for the 2017 calendar year, modestly underperforming the S&P® North American Natural Resources Sector Index (SPGINRTR)1 which gained 1.23%.

The most significant impact on the natural resources market and the Fund came from the continued and unprecedented decoupling of the performance of higher-beta energy stocks (in particular unconventional oil and gas exploration and production (E&P) companies) from crude oil prices. On the positive side, however, metals and mining companies continued to benefit from consistently improving fundamentals, particularly copper and zinc prices, which climbed to four-year highs, and reaped the rewards from their successful multi-year restructurings.

Market Overview

Energy

Throughout the year, OPEC, Russia, and their partners not only remained in remarkable compliance with their self-imposed oil production quotas, but late in November, actually extended their commitments through 2018. Against a backdrop of better economic growth globally, demand remained robust and crude oil and product inventories continued to decline.

Despite both the improving operational and financial performance of the companies themselves, and firmer oil prices, the performance of energy stocks still failed to reflect fully not only top-line growth and improved financial results, but also a more stable longer-term outlook for growth and returns.

Metals and Mining

Within diversified metals and mining, the combination of global demand support, Chinese capacity rationalization, and company financial discipline led to more balanced markets, better commodity prices, and stronger equity performance.

Gold mining companies performed well over the course of the year, both controlling costs and meeting guidance. Gold itself proved surprisingly resilient, having a positive year despite the U.S. stock market recording all-time highs.

1

VANECK VIP GLOBAL HARD ASSETS FUND

(unaudited) (continued)

Agriculture

Within the agriculture sector, fertilizer demand was satisfactory with both potash and urea markets coming slowly back into balance. Following what appears to have been a bottom in the third quarter, fertilizer stocks started to reverse trend and eventually outperformed the underlying price of fertilizers. Protein markets also continued to fare well with better beef and chicken prices.

Fund Review

The majority of the Fund’s top five contributors were mining companies. Glencore Plc (4.7% of Fund net assets†), First Quantum Minerals Ltd. (4.9% of Fund net assets†), and Teck Resources Ltd. (4.5% of Fund net assets†) were all supported by strong copper and zinc prices which had, by year end, risen to their highest in four years. Both Glencore and Teck Resources also benefited from surprisingly strong coal prices. CF Industries Holdings, Inc. (2.7% of Fund net assets†), a fertilizer and agricultural chemicals company, benefited from the surprising strength in fertilizer prices and the overall market strength of fertilizers, together with good grain yields. Diamondback Energy, Inc. (4.4% of Fund net assets†), an E&P company, benefited from its early recognition that the market was demanding a balance between growth and returns.

The Fund’s top five detractors were involved in energy. The performances of oil and gas drilling company Nabors Industries Ltd. (1.8% of Fund net assets†) and oil and gas equipment and services company Superior Energy Services, Inc. (1.1% of Fund net assets†) both suffered from the continuing concern over future oil prices and, consequently, a fear of lower drilling and oil field service activity. The remaining three of the five detractors were all E&P companies: PDC Energy, Inc. (2.1% of Fund net assets†), Newfield Exploration Co. (2.4% of Fund net assets†), and SM Energy (sold by the Fund during the period). All suffered from weaker relative performance combined with, by and large, a growing unrest among the investment community with E&P companies’ limited shareholder returns.

Outlook

We exit 2017 with the strongest global economic growth forecasts since the financial crisis. With an outlook for further synchronized growth in 2018, we see tighter supply and demand balances for a vast majority of the commodities that we follow closely.

2

Within energy, we continue to monitor how the investment merits of the sector are being considered by investors. Energy companies, especially those in unconventional oil and gas exploration and production, are increasingly under the microscopes of investors after years of heavy investment in acreage acquisitions and infrastructure build out.

While we view much of this investment over the last decade as “sunk” capital necessary for future growth and profitable production extending into at least the early 2020s, we also believe that the focus of E&P companies should now be on moderate growth, cash flow generation, spending within cash flow, and delivering returns. E&P companies have listened and we have already started to see dividends and share repurchase programs from some.

It is important to remember that, on a technical basis, commodities and natural resource equities also exist in a quantitative/factor driven market, with momentum playing a significant role. The energy sector of today may well be compared to the metals and mining sector of three years ago when many of the major companies were considered all but bankrupt. Now these mining companies have significantly less debt, are generating cash, and delivering solid returns—aided by a rationalization process which eventually drove increased allocations to the metals and mining sector in 2016 and 2017. A market in which momentum factors drive fund flows is self-reinforcing and we would not be surprised if the metals and mining sector performs well once again in 2018 as a result.

One of the main pillars of our investment philosophy continues to be to look for long-term growth. Positioning our portfolio for the future and not just reacting to current circumstances is of paramount importance and our focus remains on companies that can navigate commodity price volatility and help grow sustainable net asset value.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to the natural resources and commodities updates, please contact us at 800.826.2333 or visit vaneck.com/subscription to register.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals, and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations

3

VANECK VIP GLOBAL HARD ASSETS FUND

(unaudited) (continued)

as a result of these factors, and may move independently of the trends of industrialized companies.

The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in derivative, commodity-linked instruments, and illiquid securities. The Fund is also subject to inflation risk, market risk, non-diversification risk, and leverage risk. Please see the prospectus and summary prospectus for information on these and other risk considerations.

We very much appreciate your continued investment in the VanEck VIP Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

Shawn Reynolds Portfolio Manager January 18, 2018	Charles T. Cameron Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

†	All Fund assets referenced are Total Net Assets as of December 31, 2017.
4

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	S&P® North American Natural Resources Sector Index (SPGINRTR) includes mining, energy, paper and forest products, and plantation-owning companies, but excludes the chemicals industry and steel sub-industry.
5

VANECK VIP GLOBAL HARD ASSETS FUND

TOP TEN EQUITY HOLDINGS*

December 31, 2017 (unaudited)

First Quantum Minerals Ltd.	4.9%
Glencore Plc	4.7%
Teck Resources Ltd.	4.5%
Diamondback Energy, Inc.	4.4%
Pioneer Natural Resources Co.	4.0%
Concho Resources, Inc.	3.9%
EOG Resources, Inc.	3.8%
Parsley Energy, Inc.	3.6%
Newmont Mining Corp.	3.5%
Patterson-UTI Energy, Inc.	3.4%
* Percentage of net assets. Portfolio is subject to change.

6

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

Average Annual Total Return 12/31/17	Fund Initial Class	SPGINRTR	MSCI ACWI
One Year	(1.66)%	1.23%	24.62%
Five Year	(3.40)%	1.07%	11.40%
Ten Year	(2.24)%	(0.23)%	5.22%

Average Annual Total Return 12/31/17	Fund Class S	SPGINRTR	MSCI ACWI
One Year	(1.89)%	1.23%	24.62%
Five Year	(3.64)%	1.07%	11.40%
Ten Year	(2.54)%	(0.23)%	5.22%

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class S shares will vary from that of the Initial Class shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Ten Year: Initial Class)

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance

7

VANECK VIP GLOBAL HARD ASSETS FUND

PERFORMANCE COMPARISON

(unaudited) (continued)

shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

On May 1, 2017, the MSCI All Country World Index (MSCI ACWI) replaced the Standard & Poor’s 500 Index (S&P 500) as the Fund’s broad-based benchmark index. The Fund changed indexes as it believes the MSCI ACWI is more representative to reflect the global nature of the Fund.

The S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies.

MSCI All Country World Index (MSCI ACWI) represents large- and mid-cap companies across 23 developed and 24 emerging market countries.

8

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 to December 31, 2017.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

VANECK VIP GLOBAL HARD ASSETS FUND

EXPLANATION OF EXPENSES

(unaudited) (continued)

		Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period* July 1, 2017 - December 31, 2017
VanEck VIP Global Hard Assets Fund
Initial Class	Actual	$1,000.00	$1,170.00	$6.02
	Hypothetical**	$1,000.00	$1,019.66	$5.60
Class S	Actual	$1,000.00	$1,169.00	$7.38
	Hypothetical**	$1,000.00	$1,018.40	$6.87

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2017), of 1.10% on Initial Class Shares, And 1.35% on Class S Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
10

VANECK VIP GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

Number of Shares		Value

COMMON STOCKS: 98.2%

Bermuda: 1.9%
219,500	Golar LNG Ltd. (USD)	$6,543,295
Canada: 19.1%
215,622	Agnico-Eagle Mines Ltd. (USD)	9,957,424
85,500	Agrium, Inc. (USD)	9,832,500
330,300	Barrick Gold Corp. (USD)	4,779,441
1,211,700	First Quantum Minerals Ltd.	16,975,368
142,300	Goldcorp, Inc. (USD)	1,817,171
403,200	IAMGOLD Corp. (USD) *	2,350,656
856,500	Kinross Gold Corp. (USD) *	3,700,080
501,700	New Gold, Inc. (USD) *	1,650,593
592,500	Teck Resources Ltd. (USD)	15,505,725
		66,568,958
France: 1.0%
571,800	Vallourec SA * #	3,446,139
Kuwait: 1.2%
3,890,609	Kuwait Energy Plc (GBP) * # § ø ∞	4,295,461
Luxembourg: 1.0%
106,900	Tenaris SA (ADR)	3,405,834
Monaco: 0.5%
554,000	Scorpio Tankers, Inc. (USD)	1,689,700
South Africa: 0.5%
1,702,245	Petra Diamonds Ltd. (GBP) *	1,792,664
Switzerland: 6.3%
3,113,965	Glencore Plc (GBP) #	16,298,375
1,318,300	Weatherford International Plc (USD) *	5,497,311
		21,795,686
Number of Shares		Value

United Kingdom: 4.5%
287,800	KAZ Minerals Plc * #	$3,459,633
52,900	Randgold Resources Ltd. (ADR)	5,231,281
133,900	Rio Tinto Plc (ADR)	7,087,327
		15,778,241
United States: 62.2%
45,600	Bunge Ltd.	3,058,848
234,900	Callon Petroleum Co. *	2,854,035
219,100	CF Industries Holdings, Inc.	9,320,514
90,800	Cimarex Energy Co.	11,078,508
421,800	CNX Resources Corp. *	6,170,934
90,850	Concho Resources, Inc. *	13,647,487
52,750	CONSOL Energy, Inc. *	2,084,153
122,400	Diamondback Energy, Inc. *	15,453,000
122,400	EOG Resources, Inc.	13,208,184
259,400	Green Plains Renewable Energy, Inc.	4,370,890
197,700	Halliburton Co.	9,661,599
277,000	Laredo Petroleum, Inc. *	2,938,970
196,300	Louisiana-Pacific Corp. *	5,154,838
923,100	Nabors Industries Ltd.	6,304,773
266,850	Newfield Exploration Co. *	8,413,781
327,800	Newmont Mining Corp.	12,299,056
427,000	Parsley Energy, Inc. *	12,570,880
517,800	Patterson-UTI Energy, Inc.	11,914,578
144,400	PDC Energy, Inc. *	7,442,376

See Notes to Financial Statements

11

VANECK VIP GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

United States: (continued)
79,900	Pioneer Natural Resources Co.	$13,810,715
290,600	ProPetro Holding Corp. *	5,858,496
116,400	RSP Permian, Inc. *	4,735,152
129,700	Schlumberger Ltd.	8,740,483
197,400	Steel Dynamics, Inc.	8,513,862
202,600	Sunrun, Inc. *	1,195,340
395,100	Superior Energy Services, Inc. *	3,804,813
89,100	Tyson Foods, Inc.	7,223,337
36,800	Union Pacific Corp.	4,934,880
		216,764,482
Total Common Stocks (Cost: $280,851,687)		342,080,460
Number of Shares		Value

REAL ESTATE INVESTMENT TRUST: 0.5% (Cost: $1,436,947)
United States: 0.5%
68,200	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	$1,640,892
MONEY MARKET FUND: 1.2% (Cost: $4,145,692)
4,145,692	AIM Treasury Portfolio — Institutional Class	4,145,692
Total Investments: 99.9% (Cost: $286,434,326)		347,867,044
Other assets less liabilities: 0.1%		434,847
NET ASSETS: 100.0%		$348,301,891

Definitions:

ADR	American Depositary Receipt
GBP	British Pound
USD	United States Dollar

Footnotes:

*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $27,499,608 which represents 7.9% of net assets.
§	Illiquid Security - the aggregate value of illiquid securities is $4,295,461 which represents 1.2% of net assets.
ø	Restricted Security - the aggregate value of restricted securities is $4,295,461, or 1.2% of net assets.
∞	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

See Notes to Financial Statements

12

Restricted securities held by the Fund as of December 31, 2017 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Kuwait Energy Plc	08/06/2008	3,890,609	$11,764,893	$4,295,461	1.2%

Summary of Investments by Sector	% of Investments	Value
Consumer Staples	2.9%	$10,282,185
Energy	54.6	189,941,547
Financials	0.5	1,640,892
Industrials	1.8	6,130,220
Materials	39.0	135,726,508
Money Market Fund	1.2	4,145,692
	100.0%	$347,867,044

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Bermuda	$6,543,295	$—	$—	$6,543,295
Canada	66,568,958	—	—	66,568,958
France	—	3,446,139	—	3,446,139
Kuwait	—	—	4,295,461	4,295,461
Luxembourg	3,405,834	—	—	3,405,834
Monaco	1,689,700	—	—	1,689,700
South Africa	1,792,664	—	—	1,792,664
Switzerland	5,497,311	16,298,375	—	21,795,686
United Kingdom	12,318,608	3,459,633	—	15,778,241
United States	216,764,482	—	—	216,764,482
Real Estate Investment Trust *	1,640,892	—	—	1,640,892
Money Market Fund	4,145,692	—	—	4,145,692
Total	$320,367,436	$23,204,147	$4,295,461	$347,867,044

*	See Schedule of Investments for geographic sector breakouts.

During the year ended December 31, 2017, transfers of securities from Level 2 to Level 1 were $3,353,557. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by the pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

13

VANECK VIP GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

(continued)

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2017:

Common Stocks
Kuwait
Balance as of December 31, 2016	$6,069,240
Realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	(1,773,779)
Purchases	—
Sales	—
Transfers in and/or out of level 3	—
Balance as of December 31, 2017	$4,295,461

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2017:

	Value as of December 31, 2017	Valuation Technique	Unobservable Input Description(1)	Unobservable Input	Impact to Valuation from an Increase in Input(2)
Common Stocks Kuwait	$4,295,461	Guideline Public	Entitlement Multiple Working Interest	5.00x-8.00x	Increase
		Companies	Multiple Marketability Discount	0.35x-2.25x 15%	Increase Decrease

(1)	In determining certain of these inputs, management evaluates a variety of factors including economic condition, industry and market developments, market valuations of comparable companies and company specific developments.
(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases or decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

See Notes to Financial Statements

14

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

Assets:
Investments, at value (Cost: $286,434,326)	$347,867,044
Cash	180,536
Receivables:
Shares of beneficial interest sold	525,154
Dividends	251,367
Prepaid expenses	8,385
Other Assets	219,152
Total assets	349,051,638
Liabilities:
Payables:
Shares of beneficial interest redeemed	151,121
Due to Adviser	279,442
Due to Distributor	29,478
Deferred Trustee fees	170,761
Accrued expenses	118,945
Total liabilities	749,747
NET ASSETS	$348,301,891
Initial Class Shares:
Net Assets	$200,403,489
Shares of beneficial interest outstanding	8,441,120
Net asset value, redemption and offering price per share	$23.74
Class S Shares:
Net Assets	$147,898,402
Shares of beneficial interest outstanding	6,462,305
Net asset value, redemption and offering price per share	$22.89
Net Assets consist of:
Aggregate paid in capital	$406,344,856
Net unrealized appreciation	61,432,718
Accumulated net investment loss	(79,623)
Accumulated net realized loss	(119,396,060)
$348,301,891

See Notes to Financial Statements

15

VANECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

Income:
Dividends (net of foreign taxes withheld of $110,760)		$2,991,019
Expenses:
Management fees	$3,439,279
Distribution fees — Class S Shares	362,844
Transfer agent fees — Initial Class Shares	28,044
Transfer agent fees — Class S Shares	21,773
Custodian fees	5,727
Professional fees	103,670
Reports to shareholders	84,955
Insurance	19,712
Trustees’ fees and expenses	13,923
Other	19,486
Total expenses		4,099,413
Net investment loss		(1,108,394)
Net realized loss on:
Investments		(22,534,631)
Foreign currency transactions and foreign denominated assets and liabilities		(5,038)
Net realized loss		(22,539,669)
Net change in unrealized appreciation (depreciation) on:
Investments		13,857,000
Foreign currency transactions and foreign denominated assets and liabilities		(30)
Net change in unrealized appreciation (depreciation)		13,856,970
Net Decrease in Net Assets Resulting from Operations		$(9,791,093)

See Notes to Financial Statements

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2017	2016
Operations:
Net investment loss	$(1,108,394)	$(1,168,182)
Net realized loss	(22,539,669)	(43,168,781)
Net change in unrealized appreciation (depreciation)	13,856,970	164,245,332
Net increase (decrease) in net assets resulting from operations	(9,791,093)	119,908,369
Dividends to shareholders from:
Net investment income
Initial Class Shares	—	(800,315)
Class S Shares	—	(456,585)
Total dividends	—	(1,256,900)
Share transactions*:
Proceeds from sale of shares
Initial Class Shares	43,574,952	53,363,374
Class S Shares	34,097,115	90,975,754
	77,672,067	144,339,128
Reinvestment of dividends
Initial Class Shares	—	800,315
Class S Shares	—	456,585
		1,256,900
Cost of shares redeemed
Initial Class Shares	(62,510,160)	(77,331,352)
Class S Shares	(53,865,685)	(57,842,110)
	(116,375,845)	(135,173,462)
Net increase (decrease) in net assets resulting from share transactions	(38,703,778)	10,422,566
Total increase (decrease) in net assets	(48,494,871)	129,074,035
Net Assets:
Beginning of year	396,796,762	267,722,727
End of year (including accumulated net investment loss of $(79,623) and $(127,727), respectively)	$348,301,891	$396,796,762
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	1,946,391	2,574,457
Shares reinvested	—	49,586
Shares redeemed	(2,808,726)	(3,754,331)
Net decrease	(862,335)	(1,130,288)
Class S Shares:
Shares sold	1,567,492	4,535,734
Shares reinvested	—	29,212
Shares redeemed	(2,485,128)	(2,788,791)
Net increase (decrease)	(917,636)	1,776,155

See Notes to Financial Statements

17

VANECK VIP GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Initial Class Shares
	Year Ended December 31,
	2017		2016	2015	2014	2013
Net asset value, beginning of year	$24.14		$16.88	$25.37	$31.39	$29.13
Income from investment operations:
Net investment income (loss)	(0.05	)(b)	(0.05)	0.10	0.06	0.08 (b)
Net realized and unrealized gain (loss) on investments	(0.35)		7.39	(8.58)	(6.05)	2.95
Total from investment operations	(0.40)		7.34	(8.48)	(5.99)	3.03
Less dividends and distributions from:
Net investment income	—		(0.08)	(0.01)	(0.03)	(0.20)
Net realized capital gains	—		—	—	—	(0.57)
Total dividends and distributions	—		(0.08)	(0.01)	(0.03)	(0.77)
Net asset value, end of year	$23.74		$24.14	$16.88	$25.37	$31.39
Total return (a)	(1.66)%		43.71%	(33.45)%	(19.10)%	10.53%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$200,403		$224,612	$176,087	$275,099	$336,763
Ratio of gross expenses to average net assets	1.09%		1.06%	1.05%	1.06%	1.09%
Ratio of net expenses to average net assets	1.09%		1.06%	1.05%	1.06%	1.09%
Ratio of net expenses to average net assets excluding interest expense	1.09%		1.06%	1.05%	1.06%	1.09%
Ratio of net investment income (loss) to average net assets	(0.21)%		(0.24)%	0.43%	0.19%	0.27%
Portfolio turnover rate	15%		45%	21%	31%	31%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the return would be lower than that shown.
(b)	Calculated based upon average shares outstanding

See Notes to Financial Statements

18

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class S Shares
	Year Ended December 31,
	2017		2016	2015	2014	2013
Net asset value, beginning of year	$23.33		$16.35	$24.64	$30.55	$28.38
Income from investment operations:
Net investment income (loss)	(0.10	)(b)	(0.09)	0.04	(0.02)	0.01 (b)
Net realized and unrealized gain (loss) on investments	(0.34)		7.15	(8.32)	(5.89)	2.88
Total from investment operations	(0.44)		7.06	(8.28)	(5.91)	2.89
Less dividends and distributions from:
Net investment income	—		(0.08)	(0.01)	—	(0.15)
Net realized capital gains	—		—	—	—	(0.57)
Total dividends and distributions	—		(0.08)	(0.01)	—	(0.72)
Net asset value, end of year	$22.89		$23.33	$16.35	$24.64	$30.55
Total return (a)	(1.89)%		43.41%	(33.62)%	(19.35)%	10.30%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$147,898		$172,185	$91,635	$118,163	$122,407
Ratio of gross expenses to average net assets	1.34%		1.30%	1.31%	1.32%	1.34%
Ratio of net expenses to average net assets	1.34%		1.30%	1.31%	1.32%	1.34%
Ratio of net expenses to average net assets excluding interest expense	1.34%		1.30%	1.31%	1.32%	1.34%
Ratio of net investment income (loss) to average net assets	(0.47)%		(0.50)%	0.17%	(0.06)%	0.03%
Portfolio turnover rate	15%		45%	21%	31%	31%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the return would be lower than that shown.
(b)	Calculated based upon average shares outstanding

See Notes to Financial Statements

19

VANECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Global Hard Assets Fund (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in hard asset securities. The Fund offers two classes of shares: Initial Class Shares and Class S Shares. The two classes are identical except Class S Shares are subject to a distribution fee.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures
20

contracts. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

21

VANECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-
22

consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. The Fund held no derivative instruments during the year ended December 31, 2017.

G.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Realized gains and losses are calculated on the specific identified cost basis.

Income, expenses (excluding class-specific expenses), and realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

23

VANECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% of the next $250 million of average daily net assets and 0.70% of the average daily net assets in excess of $750 million. The Adviser has agreed, until at least May 1, 2018, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.20% for Initial Class Shares and 1.45% for Class S Shares.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—12b-1 Plan of Distribution—The Trust and the Distributor are parties to a distribution agreement dated May 1, 2006. The Fund has adopted a Distribution Plan (the “Plan”) for Class S Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of average daily net assets for Class S Shares, and is recorded as Distribution fees in the Statement of Operations.

Note 5—Investments—For the year ended December 31, 2017, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $51,134,396 and $83,076,715, respectively.

Note 6—Income Taxes—As of December 31, 2017, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

	Gross	Gross	Net Unrealized
Cost of	Unrealized	Unrealized	Appreciation
Investments	Appreciation	Depreciation	(Depreciation)
$298,521,742	$102,297,214	$(52,951,912)	49,345,302
24

At December 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Accumulated	Other	Unrealized
Ordinary	Capital	Temporary	Appreciation
Income	Losses	Differences	(Depreciation)	Total
$—	$(107,217,507)	$(170,760)	$49,345,302	$(58,042,965)

The tax character of dividends paid to shareholders during the years ended December 31, 2017 and December 31, 2016, was as follows:

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
Ordinary income	$ —	$1,256,900

At December 31, 2017, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term	Long-Term
Capital Losses	Capital Losses
with No Expiration	with No Expiration	Total
$(9,245,625)	$(97,971,882)	(107,217,507)

During the year ended December 31, 2017, as a result of permanent book to tax differences due to a net operating loss, foreign currency gains and losses and return of capital distributions on underlying investments, the Fund incurred differences that affected undistributed net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Increase	Increase
(Decrease)	(Decrease)	Increase
in Accumulated	in Accumulated	(Decrease)
Net Investment	Net Realized	in Aggregate
Income	Gain (Loss)	Paid in Capital
$1,156,498	$(214,116)	$(942,382)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements.

25

VANECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or penalties.

Note 7—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal, and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

In March 2017, the United Kingdom triggered Article 50, and is now scheduled to leave the European Union (“EU”) by the end of March 2019. Significant uncertainty exists on how the withdrawal will take place, the terms of the withdrawal and the effects such withdrawal will have on the EU and the United Kingdom. This may further impact the value of the Euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets.

At December 31, 2017, the aggregate shareholder accounts of three insurance companies owned approximately 51%, 22%, and 6% of the Initial Class Shares, and four insurance companies owned approximately 43%, 29%, 12%, and 5% of the Class S Shares.

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the

26

participating Trustees are deemed invested in shares of eligible Funds of the Trust and the VanEck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” on the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” on the Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—The Trust participates with VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2017, the Fund had no outstanding borrowings under the Facility.

Note 10—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

27

VANECK VIP GLOBAL HARD ASSETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of VanEck VIP Global Hard Assets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of VanEck VIP Global Hard Assets Fund (the “Fund”) (one of the Funds constituting the VanEck VIP Trust (the “Trust”)), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of VanEck VIP Global Hard Assets Fund (one of the Funds constituting the VanEck VIP Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures

28

in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Trust’s auditor since 1999.

New York, NY

February 14, 2018

29

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2017 (unaudited) (continued)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years
Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	11	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, ‘Maryland State Retirement System, 1991 to 2014.	11	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).
30

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years
R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present.	67	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	Director, President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	67	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, GH Insurance Trusts, 2012 to present; Trustee, Joslyn Family Trusts, 2003 to 2014; President, Rivas Capital, Inc. (real estate property management services company), 2004 to December 2014.	11	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
31

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2017 (unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years
Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel, and Assistant Secretary of the Adviser, Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers Corporation (VEARA) (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of VESC and VEARA (since 2009); Officer of other investment companies advised by the Adviser.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since January 2018	Vice President and Chief Compliance Officer of the Adviser and VEARA (since January 2018); Chief Compliance Officer, City National Rochdale, LLC and City National Rochdale Funds (December 2012 to January 2018); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Vice President (since 2016) and Assistant Secretary	Since 2008	Vice President (since 2016), Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Officer of other investment companies advised by the Adviser.
32

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years
James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010).

Jonathan R. Simon, 1974	Senior Vice President (since 2016), Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006-2014); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto, served as Executive Vice President)	President, Director and Owner of the Adviser (since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (since November 1985), President (since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA (since May 1997); Trustee (since 2006), President and Chief Executive Officer of Market Vectors ETF Trust (since 2009); Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
33

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPGHAAR

ANNUAL REPORT December 31, 2017

VanEck VIP Trust

VanEck VIP Unconstrained Emerging Markets Bond Fund

800.826.2333	vaneck.com

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2017.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

  ■  Social Security number and account balances

  ■  assets and payment history

  ■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?	To limit our sharing	Questions?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No	Call us at 800.826.2333. Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.	800.826.2333
For our marketing purposes—to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Associates Corporation, its affiliates and funds sponsored or managed by Van Eck (collectively “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?

We collect your personal information, for example, when you

■  open an account or give us your income information

■  provide employment information or give us your contact information

■  tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes—information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include companies with a VanEck name such as Van Eck Securities Corporation and others such as MV Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information

California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

December 31, 2017 (unaudited)

Dear Shareholder:

The Initial Class shares of the VanEck VIP Unconstrained Emerging Markets Bond Fund (the “Fund”) gained 12.24% over the 12 month period ended December 31, 2017, while the Fund’s benchmark—a blended index consisting of 50% J.P. Morgan Emerging Markets Bond Index Global Diversified Index1 (EMBI) and 50% J.P. Morgan Government Bond Index Emerging Markets Global Diversified Index2 (GBI-EM)—gained 12.74% over the same period. In terms of those two indices, the GBI-EM local currency3 index was up 15.21%, while the EMBI hard currency4 index returned 10.25% over the 12 month period.

2017 has been largely a “risk on” year. We have seen local currency bonds outperform hard currency bonds, while non-investment grade outperformed investment grade in the first half of the year. The Fund largely participated in this risk-on rally in emerging markets bonds. There were important country-specific reasons for our risk-on positioning that reflect the essence of our investment process (in which we compare country fundamentals to their bonds’ premium/credit spread for hard currency, real yield for local currency). Top-down reasons included: (1) the widening of the real interest rate differential between emerging markets and developed markets to the highest in four years; (2) noticeable improvement in both the political environment and policy-making in several key emerging economies; (3) the fact that bad news and fears related to changes in U.S. trade policy under President Trump were largely priced in; and (4) additional U.S. Federal Reserve (Fed) interest rate hikes were largely priced in. The Fund’s exposure to local currency and duration was higher in the first quarter of this year than it had been in over a year prior.

We became more cautious about emerging markets foreign exchange (and duration) in the second half of the year—bringing local exposure below 30% of our portfolio in the fourth quarter of the year. In addition to country-specific considerations, the ongoing (Fed) and prospective (European Central Bank) quantitative easing withdrawal was a major top-down reason behind the change. We also thought that markets were not fully appreciating the chance for fiscal stimulus/tax reform in the U.S. and its impact on U.S. yields, and thus the U.S. dollar.

The shifts from bullish positioning to more defensive positioning is consistent with the Fund’s unconstrained approach, which allows the team to invest across the emerging markets debt asset class, and by the size of the Fund, which allows the team to be both agile and nimble.

1

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

(unaudited) (continued)

Market and Fund Review

One theme that worked extremely well for us in 2017 was emerging markets “policy acquittal.” All our portfolio winners—Mexico, Argentina, Uruguay, Indonesia, Ukraine, Mongolia, and Russia—fall into this category. The process of policy acquittal in these economies was based on different combinations of four key elements: (1) letting currencies float/move more freely; (2) hiking interest rates; (3) creating a more stable political environment; and (4) addressing fiscal deficiencies and other structural issues.

The end result of policy orthodoxy in Russia, Brazil, Uruguay, Mexico, Indonesia, Mongolia, and Argentina was the creation of idiosyncratic investment opportunities—both in the local currency debt (including duration) and sovereign credit. On the local debt side, the focus was on disinflation and lower interest rates at a time when the developed world was bracing itself for higher inflation and policy tightening/qualitative easing exit. We increased our local currency exposure from about 20% of our portfolio in January/February to 60% in late April and kept it above 40% (with some exceptions) until September. In sovereign credit, the main focus was on countries’ ability to stay on the adjustment path (with the International Monetary Fund’s help in the case of Ukraine and Mongolia), the implementation of structural reforms (to minimize future imbalances), as well as making sure that authorities no longer target currencies, but focus on the accumulation of the international reserves instead.

We were not the only investors who noticed the positive developments in this group of countries—Mongolia and Uruguay were among the top performers in EMBI. However our exposure to Mexico and Argentina have been great examples of how the unconstrained approach helps to capitalize on the trends, either that the market is yet to spot or that it does not have enough capacity to express through the traditional index tools. Argentina was the second largest positive contributor to our portfolio in 2017, despite the country underperforming many of its peers in EMBI and being an outright loser in GBI-EM. Mexico was our top performer in 2017 despite ending up in the middle of the pack in EMBI and in the bottom half of GBI-EM.

Several global tailwinds5 supported our positions in 2017. These included signs of greater stability in China and more “palatable” election outcomes in the Eurozone.6 Further, bad news and fears related to changes in the U.S. trade policy under President Trump were largely priced in, as were additional U.S. Fed rate hikes. Additional signals that the global growth

2

environment was gradually improving helped to support investors’ sentiment about emerging markets.

Countries that detracted from our performance in 2017 were Venezuela, Turkey, and South Africa. The heightened political risk in South Africa and Turkey—the market-unfriendly government reshuffle in the former and the constitutional referendum in the latter—increased concerns about their institutional stability, with the ensuing risks to growth, fiscal performance, and debt dynamics. In Venezuela, the debt payment issues resurfaced later in the year and the government’s opaque and inconsistent statements on the subject resulted in an adverse market reaction.

In 2017, the Fund used long U.S. dollar/emerging markets foreign exchange forwards against its Mexican peso bond exposure by buying USD/BRL (Brazilian real) and by buying USD/CAD (Canadian dollar); its Brazilian real bond exposure by buying USD/MXN (Mexican peso); and for its Russian ruble, Polish zloty, and euro bond exposures by buying USD/TRY (Turkish lira), by buying USD/ZAR (South African rand) and by selling EUR/USD. The derivatives positions in 2017 had a minor negative impact on the Fund’s performance, on an absolute basis, but the loss is smaller when taking into consideration the gains on opposing positions that those derivatives were trying to hedge.

Portfolio Positioning and Outlook

The Fund has entered 2018 with a “low duration/low emerging markets foreign exchange” stance (we’ve been in the risk-reduction mode since the summer 2017). We think several developments justify this stance. First, both the Fed and the European Central Bank look forward to end their monetary policy experiments in the coming months. The central bank asset purchases have produced problematic shifts in asset allocations over their respective periods of quantitative easing (for example, a combination of tight spreads and higher duration), and we think that the trajectory of market normalization by policymakers—not just in the U.S.—will remain a major challenge well into 2018. Second, the global growth outlook improved. We are seeing more robust real GDP growth rates in several systemically important countries, global manufacturing PMIs (purchasing managers’ indices) are rising, and there are green shoots in productivity growth both in the U.S. and Europe. All these factors signal that that real interest rates should be higher than they are right now. Third, the outlook for fiscal stimulus/tax reform in the U.S. is much brighter now and this can be a real game changer as regards reflation and U.S. dollar repatriation. Fourth, markets continue to discount the Fed’s

3

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

(unaudited) (continued)

communications—markets continue to price in 15bps less of tightening for 2018 and 55bps less for 2019 than the Fed’s mean projections (the dot-plot7) indicate. Finally, an important aspect of unwinding global policy accommodation is China’s deleveraging, as authorities tighten credit standards, tackle environmental issues, and implement supply-side reforms. All these factors will slow down China’s growth—potentially affecting the strength of renminbi and commodity prices—both of which will have implications for the rest of the emerging markets.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to the emerging markets bonds updates, please contact us at 800.826.2333 or visit vaneck.com/subscription to register.

The Fund is subject to risks associated with its investments in emerging markets debt securities. Investing in foreign denominated and/or domiciled securities may involve heightened risk due to currency fluctuations, and economic and political risks, which may be enhanced in emerging markets. As the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may also be subject to credit risk, interest rate risk, sovereign debt risk, tax risk, hedging risk, non-diversification risk, and risks associated with noninvestment grade securities. Please see the prospectus and summary prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the VanEck VIP Unconstrained Emerging Markets Bond Fund, and we look forward to helping you meet your investment goals in the future.

Eric Fine	David Austerweil
Portfolio Manager	Deputy Portfolio Manager

January 19, 2018

4

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	J.P. Morgan Emerging Markets Bond Index Global Diversified Index (EMBI) tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S. dollar emerging markets debt benchmark.

[2]	J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (GBI-EM) tracks local currency bonds issued by emerging markets governments. The index spans over 15 countries.

[3]	Emerging markets local currency bonds are bonds denominated in the local currency of the issuer.

[4]	Hard currency refers to currencies that are generally widely accepted around the world such as the U.S. dollar, euro, or yen.

[5]	Tailwinds describes a condition or situation that will help move growth higher and increase growth of an economy.

[6]	The Eurozone or euro area is a monetary union of 19 of the 28 European Union (EU) member states which have adopted the euro (€) as their common currency and sole legal tender.

[7]	Federal Reserve officials publish their forecasts for the central bank’s key interest rate on a chart known as the “dot plot.”

5

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

Average Annual Total Return 12/31/17	Fund Initial Class	50% GBI-EM 50% EMBI	GBI-EM	EMBI
One Year	12.24%	12.74%	15.21%	10.25%
Five Year	(0.74)%	1.53%	(1.55)%	4.58%
Ten Year	2.52%	5.49%	3.56%	7.29%

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The result is compared with the Fund’s benchmark, and may include a broad-based market index.	Hypothetical Growth of $10,000 (Ten Year: Initial Class)

On May 1, 2013, the Van Eck VIP Global Bond Fund implemented changes to its principal investment strategies and changed its name to the Van Eck VIP Unconstrained Emerging Markets Bond Fund. On May 1, 2015, the Van Eck VIP Unconstrained Emerging Markets Bond Fund changed its primary benchmark from the GBI-EM to the blended benchmark of 50% EMBI and 50% GBI-EM to reflect the unconstrained long-only nature of the Fund.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An

6

index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

The 50/50 benchmark (“the Index”) is a blended index consisting of 50% J.P Morgan Emerging Markets Bond Index (EMBI) Global Diversified and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM). The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM) tracks local currency bonds issued by Emerging Markets governments. The index spans over 15 countries. J.P Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S.-dollar emerging markets debt benchmark.

7

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 to December 31, 2017.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period* July 1, 2017 - December 31, 2017
VanEck VIP Unconstrained Emerging Markets Bond Fund
Actual	$1,000.00	$1,042.20	$5.66
Hypothetical**	$1,000.00	$1,019.66	$5.60
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2017), of 1.10%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
9

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

Principal Amount			Value

CORPORATE BONDS: 41.0%

Argentina: 1.3%
ARS	3,237,000	Banco Hipotecario SA 25.94% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days+4.00%), 11/07/22 (f) 144A	$174,140
		Generacion Mediterranea SA
USD	32,000	9.63%, 07/27/20 (c) 144A	35,826
	122,000	9.63%, 07/27/20 (c) Reg S	136,585
			346,551
Brazil: 1.6%
	79,000	Cemig Geracao e Transmissao SA 9.25%, 12/05/23 (c) 144A	85,419
	507,000	Samarco Mineracao SA 5.75%, 10/24/23 (d) * Reg S	347,295
			432,714
British Virgin Islands: 0.8%
	184,000	Arcos Dorados Holdings, Inc. 6.63%, 09/27/23 Reg S	206,220
Cayman Islands: 1.7%
	207,000	CAR, Inc. 6.13%, 02/04/18 (c) Reg S	212,175
Principal Amount			Value

Cayman Islands: (continued)
		Odebrecht Finance Ltd.
USD	558,000	4.38%, 04/25/25 Reg S	$167,400
	302,000	5.25%, 06/27/29 Reg S	88,712
			468,287
Chile: 1.1%
	298,000	Geopark Ltd. 6.50%, 09/21/21 (c) 144A	306,407
Colombia: 2.6%
	349,000	Colombia Telecomunicaciones SA ESP 8.50% (USD Swap Semi 30/360 5 Year+6.96%), 03/30/20 (c) Reg S	376,920
	312,000	Credivalores-Crediservicios SAS 9.75%, 07/27/20 (c) 144A	325,260
			702,180
Georgia: 1.0%
GEL	695,000	Bank of Georgia JSC 11.00%, 06/01/20 144A	270,673
Indonesia: 1.1%
USD	282,000	Bukit Makmur Mandiri Utama PT 7.75%, 02/13/20 (c) Reg S	303,162

See Notes to Financial Statements

10

Principal Amount			Value

Indonesia: (continued)
USD	22,633	Bumi Resources Tbk PT 12/11/22 * # (a)	$7,356
			310,518
Ireland: 1.4%
	377,000	Eurotorg LLC Via Bonitron DAC 8.75%, 10/30/22 144A	382,108
Israel: 3.7%
	946,000	Israel Electric Corp. Ltd. 7.25%, 01/15/19 Reg S	987,747
Luxembourg: 6.3%
	360,000	CSN Resources SA 6.50%, 07/21/20 Reg S	339,300
	336,000	MHP SE 7.75%, 05/10/24 Reg S	365,030
	317,000	Minerva Luxembourg SA 5.88%, 01/19/23 (c) 144A	308,837
	355,000	Puma International Financing SA 5.13%, 10/06/20 (c) 144A	362,804
	328,000	Topaz Marine SA 9.13%, 07/26/19 (c) 144A	340,588
			1,716,559
Malaysia: 1.0%
	272,000	SSG Resources Ltd. 4.25%, 10/04/22 Reg S	282,366
Principal Amount			Value

Mexico: 0.5%
USD	120,000	Corp. GEO SAB de CV 9.25%, 02/12/18 (c) (d) * Reg S	$30
	128,000	Elementia SAB de CV 5.50%, 01/15/20 (c) Reg S	132,480
			132,510
Mongolia: 3.4%
	839,000	Trade & Development Bank of Mongolia LLC 9.38%, 05/19/20 Reg S	920,285
Netherlands: 4.5%
	305,000	IHS Netherlands Holdco BV 9.50%, 10/27/18 (c) Reg S	329,206
	340,000	Indo Energy Finance II BV 6.38%, 01/24/18 (c) Reg S	350,255
	373,817	Metinvest BV 9.37% 01/15/18 (c) Reg S	391,940
	130,000	VTR Finance BV 6.88%, 01/15/19 (c) Reg S	137,475
			1,208,876
Singapore: 3.4%
		Eterna Capital Pte Ltd.
	97,000	6.00% 01/29/18 (c)	102,059
	104,999	8.00% 01/29/18 (c)	101,908

See Notes to Financial Statements

11

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Singapore: (continued)
USD	340,000	Geo Coal International Pte Ltd. 8.00%, 10/04/20 (c) 144A	$340,032
	67,000	Innovate Capital Pte Ltd. 6.00% 01/29/18 (c)	44,681
	305,000	Medco Straits Services Pte Ltd. 8.50%, 08/17/20 (c) 144A	324,649
			913,329
Ukraine: 0.9%
	231,000	Kernel Holding SA 8.75%, 01/31/22 Reg S	255,000
United Kingdom: 2.7%
	355,948	DTEK Finance Plc 10.75% 01/29/18 (c)	380,426
	341,000	Petra Diamonds US$ Treasury Plc 7.25%, 05/01/19 (c) Reg S	346,797
			727,223
United States: 2.0%
	191,000	AES El Salvador Trust II 6.75%, 03/28/18 (c) Reg S	182,978
	332,000	Stillwater Mining Co. 7.13%, 06/27/21 (c) 144A	344,998
			527,976
Total Corporate Bonds (Cost: $10,850,476)			11,097,529
Principal Amount			Value

FOREIGN GOVERNMENT OBLIGATIONS: 54.3%

Angola: 3.5%
USD	820,000	Angolan Government International Bond 9.50%, 11/12/25 Reg S	$948,118
Argentina: 10.3%
		Argentine Republic Government International Bond
ARS	1,017,000	3.31%, 12/31/45	299,268
	844,000	5.83%, 12/31/33	349,611
	4,583,000	City of Buenos Aires 26.66% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days+3.25%), 03/29/24 (f)	240,217
		Provincia de Buenos Aires
USD	240,000	10.88%, 01/26/21 Reg S	274,200
ARS	16,181,000	26.96% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days+3.83%), 05/31/22 (f)	879,607
USD	256,000	Provincia de Entre Rios 8.75%, 02/08/25 144A	275,840
	453,000	Provincia de Rio Negro 7.75%, 12/07/25 144A	460,248
			2,778,991
Armenia: 3.1%
	792,000	Republic of Armenia International Bond 6.00%, 09/30/20 Reg S	843,155

See Notes to Financial Statements

12

Principal Amount			Value

Belarus: 3.8%
USD	941,000	Republic of Belarus International Bond 6.88%, 02/28/23 Reg S	$1,015,800
Brazil: 2.7%
BRL	2,325,000	Notas do Tesouro Nacional, Series F 10.00%, 01/01/21	722,369
Cayman Islands: 0.8%
USD	217,737	EP PetroEcuador via Noble Sovereign Funding I Ltd. 7.32% (ICE LIBOR USD 3 Month+5.63%), 09/24/19 (f) Reg S	223,725
Chile: 2.1%
CLP	350,000,000	Bonos de la Tesoreria de la Republica de Chile 4.50%, 03/01/26	569,759
Ecuador: 3.7%
USD	545,000	Ecuador Government International Bond 10.50%, 03/24/20 Reg S	604,950
		Petroamazonas EP
	170,000	4.63%, 02/16/20 144A	167,025
	238,000	4.63%, 11/06/20 144A	233,835
			1,005,810
El Salvador: 1.0%
	245,000	El Salvador Government International Bond 7.38%, 12/01/19 Reg S	260,006
Principal Amount			Value

Mexico: 4.4%
MXN	18,310,000	Mexican Bonos 8.50%, 12/13/18	$938,729
	5,300,000	Mexican Government International Bond 4.75%, 06/14/18	266,268
			1,204,997
Mongolia: 1.9%
USD	445,000	Mongolia Government International Bond 8.75%, 03/09/24 Reg S	513,561
Poland: 4.9%
		Polish Government Bonds
PLN	3,434,000	2.25%, 04/25/22	978,522
	1,180,000	4.00%, 10/25/23	361,548
			1,340,070
South Africa: 6.8%
		Republic of South Africa Government Bonds
ZAR	12,128,000	8.75%, 01/31/44	883,636
	7,055,000	8.75%, 02/28/48	517,072
	5,757,000	9.00%, 01/31/40	433,846
			1,834,554
Ukraine: 2.2%
USD	552,000	Ukraine Government International Bond 7.75%, 09/01/21 Reg S	588,821

See Notes to Financial Statements

13

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Venezuela: 3.1%
		Petroleos de Venezuela SA
USD	577,500	8.50%, 10/27/20 (d) * Reg S	$473,550
	1,304,000	9.00%, 11/17/21 Reg S	368,380
			841,930
Total Foreign Government Obligations (Cost: $14,507,290)			14,691,666
Number of Shares		Value

COMMON STOCKS: 0.5%

Indonesia: 0.5%
6,000,000	Bumi Resources Tbk PT * #	$119,153
Mexico: 0.0%
3,236	Corp. GEO SAB de CV *	209
Total Common Stocks (Cost: $87,108)		119,362
MONEY MARKET FUND: 2.1% (Cost: $576,680)
576,680	AIM Treasury Portfolio — Institutional Class	576,680
Total Investments: 97.9% (Cost: $26,021,554)		26,485,237
Other assets less liabilities: 2.1%		561,108
NET ASSETS: 100.0%		$27,046,345

Definitions:
ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
GEL	Georgian Lari
MXN	Mexican Peso
PLN	Polish Zloty
USD	United States Dollar
ZAR	South African Rand
Footnotes:
(a)	Contingent Value Right
(c)	Callable Security – the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default of coupon payment
(f)	Floating Rate Bond – coupon reflects the rate in effect at the end of the reporting period
*	Non-income producing of coupon payment
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $126,509 which represents 0.5% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

14

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $4,738,689, or 17.5% of net assets.

Summary of Investments by Sector	% of Investments	Value
Basic Materials	7.8%	$2,073,492
Communications	3.2	843,601
Consumer, Cyclical	2.2	588,328
Consumer, Non-cyclical	4.3	1,141,042
Energy	7.9	2,089,475
Financial	7.4	1,972,724
Government	55.5	14,691,666
Industrial	4.1	1,079,674
Utilities	5.4	1,428,555
Money Market Fund	2.2	576,680
	100.0%	$26,485,237

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds*	$—	$11,097,529	$—	$11,097,529
Foreign Government Obligations*	—	14,691,666	—	14,691,666
Common Stocks*	209	119,153	—	119,362
Money Market Fund	576,680	—	—	576,680
Total	$576,889	$25,908,348	$—	$26,485,237

* See Schedule of Investments for geographic sector breakouts.

There were no transfers between levels during the year ended December 31, 2017.

See Notes to Financial Statements

15

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

Assets:
Investments, at value (Cost: $26,021,554)	$26,485,237
Cash	131,526
Receivables:
Investments sold	528,198
Shares of beneficial interest sold	25,020
Due from Adviser	16,805
Dividends and interest	625,702
Prepaid expenses	1,371
Other assets	23,668
Total assets	27,837,527
Liabilities:
Payables:
Investments purchased	718,832
Shares of beneficial interest redeemed	8,568
Deferred Trustee fees	12,009
Accrued expenses	51,773
Total liabilities	791,182
NET ASSETS	$27,046,345
Shares of beneficial interest outstanding	3,038,006
Net asset value, redemption and offering price per share	$8.90
Net Assets consist of:
Aggregate paid in capital	$27,202,891
Net unrealized appreciation	464,543
Undistributed net investment income	1,788,301
Accumulated net realized loss	(2,409,390)
$27,046,345

See Notes to Financial Statements

16

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

Income:
Dividends		$9,313
Interest (net of foreign taxes withheld of $3,579)		2,295,238
Total income		2,304,551
Expenses:
Management fees	$283,303
Transfer agent fees	18,253
Custodian fees	23,669
Professional fees	69,275
Reports to shareholders	37,926
Insurance	1,618
Trustees’ fees and expenses	6,674
Interest	766
Other	1,635
Total expenses	443,119
Waiver of management fees	(132,245)
Net expenses		310,874
Net investment income		1,993,677
Net realized gain (loss) on:
Investments (net of foreign taxes of $1,584)		1,128,729
Forward foreign currency contracts		(191,686)
Foreign currency transactions and foreign denominated assets and liabilities		(19,714)
Net realized gain		917,329
Net change in unrealized appreciation (depreciation) on:
Investments		323,658
Foreign currency transactions and foreign denominated assets and liabilities		(1,679)
Net change in unrealized appreciation (depreciation)		321,979
Net Increase in Net Assets Resulting from Operations		$3,232,985

See Notes to Financial Statements

17

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$1,993,677	$1,193,722
Net realized gain	917,329	688,624
Net change in unrealized appreciation (depreciation)	321,979	51,951
Net increase in net assets resulting from operations	3,232,985	1,934,297
Dividends to shareholders from:
Net investment income	(641,416)	—
Share transactions*:
Proceeds from sale of shares	8,489,261	7,898,583
Reinvestment of dividends	641,416	—
Cost of shares redeemed	(11,653,043)	(12,338,375)
Net decrease in net assets resulting from share transactions	(2,522,366)	(4,439,792)
Total increase (decrease) in net assets	69,203	(2,505,495)
Net Assets:
Beginning of year	26,977,142	29,482,637
End of year (including undistributed net investment income of $1,788,301 and $627,990, respectively)	$27,046,345	$26,977,142
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	983,897	992,481
Shares reinvested	79,580	—
Shares redeemed	(1,348,075)	(1,534,308)
Net decrease	(284,598)	(541,827)

See Notes to Financial Statements

18

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.12	$7.63	$9.33	$10.60	$11.92
Income from investment operations:
Net investment income	0.60 (b)	0.36	0.56	0.67	0.60
Net realized and unrealized gain (loss) on investments	0.37	0.13	(1.70)	(0.49)	(1.67)
Total from investment operations	0.97	0.49	(1.14)	0.18	(1.07)
Less dividends and distributions from:
Net investment income	(0.19)	—	(0.56)	(0.56)	(0.25)
Net realized capital gains	—	—	—	(0.89)	— (c)
Total dividends and distributions	(0.19)	—	(0.56)	(1.45)	(0.25)
Net asset value, end of year	$8.90	$8.12	$7.63	$9.33	$10.60
Total return (a)	12.24%	6.42%	(13.09)%	2.18%	(9.17)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$27,046	$26,977	$29,483	$37,026	$39,857
Ratio of gross expenses to average net assets	1.57%	1.34%	1.34%	1.20%	1.43%
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net expenses to average net assets excluding interest expense	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	7.04%	4.06%	6.38%	6.34%	4.87%
Portfolio turnover rate	586%	595%	572%	441%	483%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Total return does not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the return would be lower than that shown.
(b)	Calculated based upon average shares outstanding
(c)	Amount represents less than $0.005 per share

See Notes to Financial Statements

19

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Unconstrained Emerging Markets Bond Fund (the “Fund”) is a non-diversified series of the Trust and seeks high total return (income plus capital appreciation) by investing globally, primarily in a variety of debt securities. The Fund currently offers a single class of shares: Initial Class Shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Fund’s Board of Trustees or provided by securities dealers. The pricing service, using methods approved by the Board of Trustees, may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and/or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy (as described below). Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day.
20

Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments
21

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.
22

E.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of this disclosure are found below. At December 31, 2017, the Fund held no derivative instruments.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on forward foreign currency contracts in the Statement of Operations. The Fund held forward foreign currency contracts for 12 months during the year ended December 31, 2017 with an average unrealized appreciation of $4,554. At December 31, 2017, the Fund held no forward foreign currency contracts.
23

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

The impact of transactions in derivative instruments during the year ended December 31, 2017, was as follows:

Foreign Currency Risk
Realized gain (loss):
Forward foreign currency contacts[1]	$(191,686)

[1]	Statement of Operations location: Net realized gain (loss) on forward foreign currency contracts

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Fund to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments. Collateral held, if any, at December 31, 2017 is presented in the Schedule of Investments.

G.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Realized gains and losses are calculated on the identified cost basis. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% of the next $250 million of average daily net assets and 0.70% of the average daily net assets in excess of $750 million. The Adviser has agreed, until at least May 1, 2018, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets. Refer to the Statement of Operations for the amounts waived/assumed by the Adviser for the year ended December 31, 2017.

24

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Investments—For the year ended December 31, 2017, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $153,537,281 and $156,611,945, respectively.

Note 5—Income Taxes—As of December 31, 2017, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$26,281,281	$807,163	$(603,207)	$203,956

At December 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Accumulated Capital Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total
$1,816,884	$(2,159,719)	$(18,527)	$204,816	(156,546)

The tax character of dividends paid to shareholders during the years ended December 31, 2017 and December 31, 2016, was as follows:

	Year Ended December 31, 2017	Year Ended December 31, 2016
Ordinary income	$641,416	$—

At December 31, 2017, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
$(2,159,719)	$—	$(2,159,719)

During the year ended December 31, 2017, the Fund utilized $1,330,763 of its capital loss carryforwards available from previous years.

During the year ended December 31, 2017, as a result of permanent book to tax differences, primarily due to foreign currency gains and losses, the Fund incurred differences that affected undistributed net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in

25

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Increase (Decrease) in Accumulated Net Investment Income	Increase (Decrease) in Accumulated Net Realized Gain (Loss)	Increase (Decrease) in Aggregate Paid in Capital
$(191,950)	$191,950	$—

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or penalties.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different security transaction clearance and settlement practices and future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Fund may invest in debt securities which are rated below investment grade by rating agencies. Such securities involve more risk of default than higher rated securities and are subject to greater price variability.

The Fund may invest directly in the Russian local market. As a result of certain events, the United States and the European Union (“EU”) have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Fund. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers’ held by the Fund.

26

In March 2017, the United Kingdom triggered Article 50, and is now scheduled to leave the EU by the end of March 2019. Significant uncertainty exists on how the withdrawal will take place, the terms of the withdrawal and the effects such withdrawal will have on the EU and the United Kingdom. This may further impact the value of the Euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets.

At December 31, 2017, the aggregate shareholder accounts of five insurance companies owned approximately 49%, 19%, 9%, 8% and 5% of the Fund’s outstanding shares of beneficial interest.

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

Note 7—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the VanEck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” on the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” on the Statement of Assets and Liabilities.

Note 8—Bank Line of Credit—The Trust participates with VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2017, the average daily loan balance during the 37 day period for which a loan was outstanding amounted to $369,390 and the average interest rate was 2.48%. At December 31, 2017, the Fund had no outstanding borrowings under the Facility.

Note 9—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

27

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of VanEck VIP Unconstrained Emerging Markets Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of VanEck VIP Unconstrained Emerging Markets Bond Fund (the “Fund”) (one of the Funds constituting the VanEck VIP Trust (the “Trust”)), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of VanEck VIP Unconstrained Emerging Markets Bond Fund (one of the Funds constituting the VanEck VIP Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

28

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Trust’s auditor since 1999.

New York, NY

February 14, 2018

29

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2017:

Record Date:	01/30/2017
Payable Date:	01/31/2017

Ordinary Income Paid Per Share	$0.194
Dividends Qualifying for the Dividends Received Deduction for Corporations	0.00%	*
Foreign Source Income	100.00%	*
Foreign Taxes Paid Per Share	$0.004

* Expressed as a percentage of the ordinary income distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

30

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2017 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	11	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System, 1991 to 2014.	11	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).

31

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2017 (unaudited) (continued)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present.	67	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	Director, President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	67	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, GH Insurance Trusts, 2012 to present; Trustee, Joslyn Family Trusts, 2003 to 2014; President, Rivas Capital, Inc. (real estate property management services company), 2004 to December 2014.	11	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
32

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel, and Assistant Secretary of the Adviser, Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers Corporation (VEARA) (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of VESC and VEARA (since 2009); Officer of other investment companies advised by the Adviser.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since January 2018	Vice President and Chief Compliance Officer of the Adviser and VEARA (since January 2018); Chief Compliance Officer, City National Rochdale, LLC and City National Rochdale Funds (December 2012 to January 2018); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Vice President (since 2016) and Assistant Secretary	Since 2008	Vice President (since 2016), Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Officer of other investment companies advised by the Adviser.
33

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2017 (unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010).

Jonathan R. Simon, 1974	Senior Vice President (since 2016), Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006-2014); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto, served as Executive Vice President)	President, Director and Owner of the Adviser (since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (since November 1985), President (since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA (since May 1997); Trustee (since 2006), President and Chief Executive Officer of Market Vectors ETF Trust (since 2009); Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
34

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPUEMBAR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  The Registrant's code of ethics is reasonably described in this Form N-CSR.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that R. Alastair Short member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and
     4(g) are for the Funds of the Registrant for which the fiscal year end is
     December 31.

(a)  Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2017 and
     December 31, 2016, were $124,750 and $145,333, respectively.

(b)  Audit-Related Fees. Not applicable.

(c)  Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended
     December 31, 2017 and December 31, 2016, were $58,480 and $57,443, respectively.

(d)  All Other Fees

     None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Not applicable.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The Registrant's Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A))
     consisting of six Independent Trustees. Messrs. Lukomnik, Shaner, Short,
     Stamberger, and Stelzl and Ms. Pigott currently serve as members of the
     Audit Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and
     Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT
         INVESTMENT COMPANIES.

(a)  Not applicable.

(b)  Not applicable.

Item 13. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK VIP TRUST

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date March 9, 2018
     --------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date March 9, 2018
     --------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                        ------------------------------------------

Date March 9, 2018
     --------------